PURCHASE AND SALE AGREEMENT

PALO PETROLEUM, INC.
AND
PASO GASO PIPELINE, LLC, ET AL

AS SELLER
AND
STORM CAT ENERGY (USA) CORPORATION
AS BUYER

TABLE OF CONTENTS

ARTICLE I Assets

1

Section 1.01 Agreement to Sell and Purchase

1

Section 1.02 Assets

1

Section 1.03 Excluded Assets

2

ARTICLE II Purchase Price

3

Section 2.01 Purchase Price

3

Section 2.02 Deposit

3

Section 2.03 Allocated Values

4

ARTICLE III Effective Time

4

Section 3.01 Ownership of Assets

4

ARTICLE IV Title and Environmental Matters

4

Section 4.01 Examination Period

:

4

Section 4.02 Title Defects

5

Section 4.03 Notice of Title Defects

5

Section 4.04 Remedies for Title Defects

7

Section 4.05 Special Warranty of Title

7

Section 4.06 Preferential Rights To Purchase

9

Section 4.07 Consents to Assignment

9

Section 4.08 Environmental Review

10

Section 4.09 Environmental Definitions

10

Section 4.10 Notice of Environmental Defects

11

Section 4.11 Remedies for Environmental Defects

12

Section 4.12 Limitation of Remedies for Title and Environmental Defects

12

ARTICLE V Representations and Warranties of Seller

12

Section 5.01 Existence

12

Section 5.02 Legal Power

12

Section 5.03 Execution

13

Section 5.04 Brokers

13

Section 5.05 Bankruptcy

13

Section 5.06 Suits

13

Section 5.07 Royalties

13

Section 5.08 Taxes

13

Section 5.09 Contracts

13

Section 5.10 Environmental Matters

13

ARTICLE VI Representations and Warranties of Buyer

14

Section 6.01 Existence

14

Section 6.02 Legal Power

14

Section 6.03 Execution

14

(i)

Section 6.04 Brokers

14

Section 6.05 Bankruptcy

14

Section 6.06 Suits

14

Section 6.07 Qualifications

14

Section 6.08 Investment

15

Section 6.09 Funds

15

ARTICLE VII Operation of the Assets

15

Section 7.01 Operation of the Assets Prior to the Closing

15

Section 7.02 Operation of the Assets After the Closing

15

Section 7.03 Limitations on Liability of Operator

16

ARTICLE VIII Conditions to Obligations of Seller

16

Section 8.01 Representations

16

Section 8.02 Performance

16

Section 8.03 Pending Matters

16

Section 8.04 Purchase Price

16

Section 8.05 Execution and Delivery of the Closing Documents

16

ARTICLE IX Conditions to Obligations of Buyer

17

Section 9.01 Representations

17

Section 9.02 Performance

17

Section 9.03 Pending Matters

17

Section 9.04 Execution and Delivery of the Closing Documents

17

ARTICLE X The Closing

17

Section 10.01 Time and Place of the Closing

17

Section 10.02 Extension

17

Section 10.03 Adjustments to Purchase Price at the Closing

17

Section 10.04 Pre-Closing Allocations/Statement

19

Section 10.05 Post-Closing Adjustments to Purchase Price

19

Section 10.06 Transfer Taxes

20

Section 10.07 Ad Valorem and Similar Taxes

20

Section 10.08 Actions of Seller at the Closing

20

Section 10.09 Actions of Buyer at the Closing

20

Section 10.10 Further Cooperation

21

ARTICLE XI Termination

21

Section 11.01 Right of Termination

21

Section 11.02 Effect of Termination

22

Section 11.03 Attorneys' Fees, Etc

22

ARTICLE XII Obligations and Indemnification

22

Section 12.01 Retained Obligations

22

Section 12.02 Assumed Obligations

22

(ii)

Section 12.03 Buyer's Indemnification

23

Section 12.04 Seller's Indemnification - Third Party Non-environmental Claims

23

Section 12.05 Seller's Indemnification - Third Party Environmental Claims

23

Section 12.06 Notices and Defense of Indemnified Matters

23

ARTICLE XIII Limitations on Representations and Warranties

24

Section 13.01 Disclaimers of Representations and Warranties

24

Section 13.02 Survival

25

Section 13.03 Casualty Loss

25

ARTICLE XIV Dispute Resolution

25

Section 14.01 General

25

Section 14.02 Senior Management

26

Section 14.03 Disputes

26

ARTICLE XV Miscellaneous

27

Section 15.01 Names

27

Section 15.02 Taxes and Expenses

27

Section 15.03 Independent Investigation

27

Section 15.04 Document Retention

27

Section 15.05 Entire Agreement

27

Section 15.06 Waiver

28

Section 15.07 Publicity

28

Section 15.08 Construction

28

Section 15.09 No Third Party Beneficiaries

28

Section 15.10 Assignment

28

Section 15.11 Governing Law

28

Section 15.12 Notices

28

Section 15.13 Severability

29

Section 15.14 Time of the Essence

29

Section 15.15 Counterpart Execution

29

Section 15.16 Operatorship

29

Section 15.17 Tax Deferred Exchange

29

EXHIBITS AND SCHEDULES

Exhibit A -

Subject Interests

Exhibit A-1 -

Paso Gaso Pipeline, LLC System

Exhibit B

Wells and Interests and Allocated Values

Exhibit B-1-

Non-PDP Properties and Allocated Values

Exhibit C-

Assignment and Bill of Sale of Oil and Gas Properties

Exhibit C-1-

Assignment and Bill of Sale of Pipeline System

Schedule 1.02(f)-

Contracts

Schedule 1.03-

Excluded Assets

Schedule 10.03(c)-

Gas Imbalances

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this "Agreement") is made and entered into this 18`h day of January, 2005, by and between Palo Petroleum, Inc., a Texas corporation, Paso Gaso Pipeline, LLC, a Texas limited liability company, Mel McClung, Tonya McClung, Matt McClung, Airborne Investments, LP, a California limited partnership, the Bernell E. Snider & Flora Snider Community Property Trust, Kozell T. & Sally Cannon Boren as Co-Trustees of the Boren Community Property Trust, established April 6, 2001, Sosebee Property Company No. 2, Ltd., a Texas limited partnership, Double L&S, LLC, a California limited liability company, Don Farris and Irving Dreibrodt (hereinafter collectively referred to as "Seller"), and Storm Cat Energy (USA) Corporation, a Colorado corporation ("Buyer"). Buyer and Seller are collectively referred to herein as the "Parties", and are sometimes referred to individually as a "Party."

WITNESSETH:

WHEREAS, Seller is willing to sell to Buyer, and Buyer is willing to purchase from Seller, the Assets (as hereinafter defined), all upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from this Agreement by each Party, Seller and Buyer hereby agree as follows:

ARTICLE I
Assets

Section 1.01

Agreement to Sell and Purchase. Subject to and in accordance with the terms and conditions of this Agreement, Buyer agrees to purchase the Assets from Seller, and Seller agrees to sell the Assets to Buyer.

Section 1.02

Assets. Subject to Section 1.03, the term "Assets" shall mean all of Seller's right, title and interest in and to:

(a)

the leasehold estates in and to the oil, gas and mineral leases described or referred to in Exhibit A (the "Leases") and any overriding royalty interests in and to the lands covered by the Leases, assignments and other documents of title described or referred to in Exhibit A, all as more specifically described in Exhibit A (collectively, the "Subject Interests," or singularly, a "Subject Interest");

(b)

the Paso Gaso Pipeline LLC gathering facilities the ("System"), including Seller's interest in and to any and all real property owned by Seller and associated with the System, including, but not limited to, all fee lands, leases and easements on which the System and related pipeline and other facilities are located as further described on Exhibit A-1 attached hereto.

(c)

all rights incident to the Subject Interests, including, without limitation, (i) all rights with respect to the use and occupation of the surface of and the subsurface depths under the Subject Interests; (ii) all rights with respect to any pooled, communitized or unitized acreage by virtue of any Subject Interest being a part thereof, including all Hydrocarbon production after the Effective Time attributable to the Subject Interests or any such pool or unit allocated to any such Subject Interest;

(d)

all easements, rights-of-way, surface leases, servitudes, permits, licenses, franchises and other estates or similar rights and privileges directly related to or used solely in connection with the Subject Interests and the System ("Easements"), including, without limitation, the Easements described or referred to in Exhibits A and Al;

(e)

all personal property, equipment, fixtures, inventory and improvements located on or used in connection with the Subject Interests, the System and the Easements or with the production, treatment, sale, or disposal of oil, gas or other hydrocarbons (collectively, "Hydrocarbons"), byproducts or waste produced therefrom or attributable thereto, including, without limitation, all wells located on the lands covered by the Subject Interests or on lands with which the Subject Interests may have been pooled, communitized or unitized (whether producing, shut in or abandoned, and whether for production, injection or disposal), including, without limitation, the wells described in Exhibit B, wellhead equipment, pumps, pumping units, flowlines, gathering systems, piping, tanks, buildings, treatment facilities, injection facilities, disposal facilities, compression facilities, and other materials, supplies, equipment, facilities and machinery (collectively, "Personal Property");

(f)

to the extent assignable or transferable, all contracts, agreements and other arrangements that directly relate to the Subject Interests, the Leases, the System or the Easements, including, without limitation, production sales contracts, farmout agreements, operating agreements, service agreements and similar agreements, including, but not limited to, those listed on Schedule 1.02(f) (the "Contracts");

(g)

all books, records, files, muniments of title, reports and similar documents and materials that relate to the foregoing interests in the possession of, and maintained by, Seller (the "Records");

(h)

all geological and geophysical data including without limit, all such data in electronic form, relating to the Subject Interests, other than such data which cannot be transferred without the consent of or payment to any Third Party. For purposes of this Agreement, Third Party means any person or entity, governmental or otherwise, other than Seller or Buyer, and their respective Affiliates; the term includes, but is not limited to, working interest owners, royalty owners, lease operators, landowners, service contractors and governmental agencies; and

(i)

except for Excluded Assets, all other rights and interest in, to, under or derived from the Assets, even though the same may be improperly described in or omitted from the Exhibits. It is the express intent of the Parties that all of Seller's right, title and interest in and to any and all oil and gas properties described on Exhibits A, Al and B be assigned to Buyer hereunder.

Section 1.03

Excluded Assets. Notwithstanding the foregoing, the Assets shall not include, and there is excepted, reserved and excluded from the sale contemplated hereby (collectively, the "Excluded Assets"): (a) all credits and refunds and all accounts, instruments and general intangibles (as such terms are defined in the Wyoming Uniform Commercial Code) attributable to the Assets with respect to any period of time prior to the Effective Time; (b) all claims and causes of action of Seller (i) arising from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time, (ii) arising under or with respect to any of the Contracts that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds), or (iii) with respect to any of the other Excluded Assets; (c) all rights and interests of Seller (i) under any policy or agreement of insurance or indemnity, (ii) under any bond, or (iii) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time; (d) all Hydrocarbons produced from or attributable to the Subject Interests with respect to all periods prior to the Effective Time, together with all proceeds from the sale of such Hydrocarbons; (e) all claims of Seller for refunds of or loss carry forwards with respect to (i) ad valorem, severance production or any other taxes attributable to any time period prior to the Effective Time, (ii) income or franchise taxes, or (iii) any taxes attributable to the other Excluded Assets, and such other refunds, and rights thereto, for amounts paid in connection with the Assets and attributable to the period prior to the Effective Time, including refunds of amounts paid under any gas gathering or transportation agreement; (f) all amounts due or payable to Seller as adjustments to insurance premiums related to the Assets with respect to any period prior to the Effective Time; (g) all proceeds, income, revenues, costs, expenses and liabilities (and any security or other deposits made) attributable to (i) the Assets for any period prior to the Effective Time, or (ii) any other Excluded Assets; (h) all vehicles and certain equipment, supplies and office equipment as listed on Schedule 1.03; (i) all of Seller's proprietary computer software, technology, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (j) all of Seller's rights and interests in geological and geophysical data which cannot be transferred without the consent of or payment to any Third Party; (k) all documents and instruments of Seller that may be protected by an attorney-client privilege; (1) data and other information that cannot be disclosed or assigned to Buyer as a result of confidentiality or similar arrangements under agreements with persons unaffiliated with Seller; (m) all audit rights arising under any of the Contracts or otherwise with respect to any period prior to the Effective Time or to any of the other Excluded Assets; (n) all corporate, partnership, income tax and financial records of Seller; (o) all right, title and interest owned by Seller in the Subject Interests to the extent, and only to the extent, of a depth which is the deeper of 2,501 feet or greater below the surface of the ground or the base of the Fort Union Coal Formation; and (p) in addition to the foregoing, those items described on Schedule 1.03.

ARTICLE II

Purchase Price

Section 2.01

Purchase Price. The total consideration for the purchase, sale and conveyance of the Assets to Buyer is Buyer's payment to Seller of the sum of Eight Million Five Hundred Fifty Thousand Dollars ($8,550,000) (the "Purchase Price"), as adjusted in accordance with the provisions of this Agreement. The adjusted Purchase Price shall be paid to Seller (or its designee) at Closing (as hereinafter defined) by means of a completed federal funds transfer to an account designated in writing by Seller.

Section 2.02

Deposit.

(a)

Concurrently with the execution of this Agreement by Buyer and Seller, Buyer shall deliver to Seller a performance guarantee deposit in the amount of ten percent (10%) of the Purchase Price (the "Deposit"). The Deposit shall be paid by Buyer to Seller by means of a completed federal funds transfer to the account of Palo Petroleum, Inc. on behalf of Seller, Account No. 0054900528, at Compass Bank, ABA Routing Number 113010547.

(b)

If, on the Closing Date or thereafter, Buyer is in material breach of this Agreement and fails to close, Seller shall have the option to terminate this Agreement, in which case Seller shall retain the Deposit as liquidated damages on account of Buyer's failure to perform its obligations under this Agreement or Buyer's breach of any representation under this Agreement, which remedy shall be the sole and exclusive remedy available to Seller for Buyer's failure to perform or breach. Buyer and Seller acknowledge and agree that (i) Seller's actual damages upon the event of such a termination are difficult to ascertain with any certainty, (ii) that the Deposit is a reasonable estimate of such actual damages and (iii) such liquidated damages do not constitute a penalty.

(c)

If this Agreement is terminated by the mutual written agreement of Buyer and Seller, or if the Closing does not occur on or before the Closing Date, for any reason other than as set forth in Section 2.02(b), then Seller shall return the Deposit to Buyer in immediately available funds within three (3) business days after the event giving rise to such payment to Buyer. Buyer and Seller shall thereupon have the rights and obligations set forth elsewhere herein.

(d)

If the transactions contemplated by this Agreement are consummated, the Deposit shall be retained by Seller and shall be considered as prepayment of a portion of the Purchase Price, and the amount payable by Buyer at the Closing shall be reduced by the amount of the Deposit.

Section 2.03

Allocated Values. The Purchase Price is allocated among the Assets as set forth in Exhibits B and B-1 attached hereto (the "Allocated Values"). Seller and Buyer agree that the Allocated Values shall be used to compute any adjustments to the Purchase Price pursuant to the provisions of Article IV.

ARTICLE III

Effective Time

Section 3.01

Ownership of Assets. If the transactions contemplated hereby are consummated in accordance with the terms and provisions hereof, the ownership of the Assets shall be transferred from Seller to Buyer on the Closing Date, and effective as of 7:00 a.m. local time on January 1, 2005 (the "Effective Time").

ARTICLE IV
Title and Environmental Matters

Section 4.01

Examination Period. Following the execution date of this Agreement until 5:00 p.m., local time in Houston, Texas on the date twenty (20) days after the execution of this Agreement (the "Examination Period"), Seller shall permit Buyer and/or its representatives to examine, at all reasonable times, in Seller's offices, all abstracts of title, title opinions, title files, ownership maps, lease files, contract files, assignments, division orders, operating and accounting records and agreements pertaining to the Assets insofar as same may now be in existence and in the possession of Seller, subject to such restrictions on disclosure as may exist under confidentiality agreements or other agreements binding on Seller or such data.

Section 4.02

Title Defects. The term "Title Defect," as used in this Agreement, shall mean, subject to Section 4.03: (a) any encumbrance, encroachment, irregularity, defect in or objection to Seller's ownership of any Asset (expressly excluding Permitted Encumbrances, as hereinafter defined) that causes Seller not to have Defensible Title (as hereinafter defined) to such Asset; or (b) any default by Seller under a lease, farmout agreement or other contract or agreement that would (i) have a material adverse affect on the operation, value or use of such Asset, (ii) prevent or limit Seller from receiving the proceeds of production attributable to Seller's interest therein or (iii) result in cancellation of any portion of Seller's interest therein. For purposes of this Agreement, the term "Defensible Title" means, with respect to a given Asset, such ownership by Seller in such Asset that, subject to and except for the Permitted Encumbrances:

(a)

entitles Seller to receive not less than the percentage set forth in Exhibit B as Seller's "Net Revenue Interest" of all Hydrocarbons produced, saved and marketed from each well or unit as set forth in Exhibit B, all without reduction, suspension or termination of such interest throughout the productive life of such well, except as specifically set forth in Exhibit B and entitles Seller to receive not less than the percentages set forth in Exhibit B-1 as Seller's "Net Revenue Interest" in each of the Leases, without reduction, suspension or termination of such interest throughout the life of the Leases, except as specifically set forth in Exhibit B-l;

(b)

obligates Seller to bear not greater than the percentage set forth in Exhibit B as Seller's "Working Interest" of the costs and expenses relating to the maintenance, development and operation of each well or unit as set forth in Exhibit B, all without increase throughout the productive life of such well, except as specifically set forth in Exhibit B, and obligates Seller to bear not greater than the percentage set forth in Exhibit B-I as Seller's "Working Interest" of the costs and expenses relating to each of the Leases, all without increase throughout the life of the Leases, except as specifically set forth in Exhibit B-l;

(c)

entitles Seller to ownership of all the assets comprising the System, as set forth in Exhibits A-1 and B; and

(d)

is free and clear of all liens, encumbrances, taxes, judgments, and defects in title. Section 4.03

Notice of Title Defects.

(a)

If Buyer discovers any Title Defect affecting any Asset, Buyer shall notify Seller prior to the expiration of the Examination Period of such alleged Title Defect. To be effective, such notice must (i) be in writing, (ii) be received by Seller prior to the expiration of the Examination Period, (iii) describe the Title Defect in sufficient, specific detail (including any alleged variance in the Net Revenue Interest), (iv) identify the specific Asset or Assets affected by such Title Defect, and (v) include the value of such Title Defect as determined by Buyer. Any matters that may otherwise constitute Title Defects, but of which Seller has not been specifically notified by Buyer in accordance with the foregoing, shall be deemed to have been waived by Buyer for all purposes under this Agreement, however, the failure to notify Seller of an undiscovered Title Defect shall not act as a waiver of any breach of the Special Warranty included in the Assignment to be delivered at Closing.

(b)

Upon the receipt of such notice from Buyer, Seller shall have the option, but not the obligation, to (i) attempt to cure such Title Defect at any time prior to the Closing, (ii) exclude the affected Asset from the sale and reduce the Purchase Price by the allocated value of such affected Asset, or if acceptable to Buyer (iii) not take any action with respect to the alleged Title Defect and indemnify Buyer pursuant to Section 12.04 against all costs which Buyer may incur in connection with same.

(c)            The value attributable to each Title Defect (the "Title Defect Value") that is asserted by Buyer in the Title Defect notices shall be determined based upon the criteria set forth below:

(i)

If the Title Defect is a lien upon any Asset, the Title Defect Value is the amount necessary to be paid to remove the lien from the affected Asset.

(ii)

If the Title Defect asserted is that the Net Revenue Interest attributable to any Lease, well or unit is less than that stated in Exhibits B and B-1, then the Title Defect Value is the product of the Allocated Value attributed to such Asset, multiplied by a fraction, the numerator of which is the difference between the Net Revenue Interest applicable thereto set forth in Exhibits B and B-1 and the actual Net Revenue Interest, and the denominator of which is the applicable Net Revenue Interest stated in Exhibits B and B-1.

(iii)

If the Title Defect represents an obligation, encumbrance, burden or charge upon the affected Asset (including any increase in Working Interest for which there is not a proportionate increase in Net Revenue Interest) for which the economic detriment to Buyer is unliquidated, the amount of the Title Defect Value shall be determined by taking into account the Allocated Value of the affected Asset, the portion of the Asset affected by the Title Defect, the legal effect of the Title Defect, the potential discounted economic effect of the Title Defect over the life of the affected Asset, and the Title Defect Values placed upon the Title Defect by Buyer and Seller.

(iv)

If a Title Defect is not in effect or does not adversely affect an Asset throughout the entire productive life of such Asset, such fact shall be taken into account in determining the Title Defect Value.

(v)

The Title Defect Value of a Title Defect shall be determined without duplication of any costs or losses included in another Title Defect Value hereunder.

(vi)

Notwithstanding anything herein to the contrary, in no event shall a Title Defect Value exceed the Allocated Value of the wells, units or other Assets affected thereby.

(vii)

Such other factors as are reasonably necessary to make a proper evaluation.

Section 4.04

Remedies for Title Defects.

(a)

With respect to each Title Defect that is not cured on or before the Closing, except as otherwise provided in this Section 4.04, the Purchase Price shall be reduced, subject to Section 4.13, by an amount equal to the Title Defect Value agreed upon in writing by Buyer and Seller acting reasonably.

(b)

If any Title Defect is in the nature of an unobtained consent to assignment or other restriction on assignability, the provisions of Section 4.07 shall apply.

(c)

If on or before Closing the Parties have not agreed upon the validity of any asserted Title Defect or have not agreed on the Title Defect Value attributable thereto and Seller has not elected to exclude the affected Subject Interest or to indemnify Buyer pursuant to Section 4.03(a), either Party shall have the right to elect to have the validity of such Title Defect and/or such Title Defect Value determined by an Independent Expert pursuant to Section 14.03. If the validity of any asserted Title Defect, or the Title Defect Value attributable thereto, is not determined before Closing, the Purchase Price paid at Closing shall be reduced by the Allocated Value of the Subject Interest affected by such disputed Title Defect or Title Defect Value and such Subject Interest shall be excluded from the Closing. Upon the final resolution of such dispute, the Subject Interest affected by the Title Defect shall be promptly assigned to Buyer for the amount withheld at Closing if the Defect is found not to be a Title Defect or the Property shall remain excluded if the Titled Defect is confirmed.

Section 4.05

Special Warranty of Title. The documents to be executed and delivered by Seller to Buyer, transferring title to the Assets as required hereby, including the Assignment and Bill of Sale attached hereto as Exhibits C and C-1 (the "Assignments"), shall provide for a special warranty of title, subject to the Permitted Encumbrances and the terms of this Agreement. The term "Permitted Encumbrances" shall mean any of the following matters to the extent the same are valid and subsisting and affect the Assets:

(a)

the Leases, and Contracts;

(b)

any (i) inchoate liens or charges constituting or securing the payment of expenses that were incurred incidental to the maintenance, development, production or operation of the Assets or for the purpose of developing, producing or processing Hydrocarbons therefrom or therein, and (ii) materialman's, mechanics', repairman's, employees', contractors', operators' liens or other similar liens or charges for liquidated amounts arising in the ordinary course of business (iii) that Seller has agreed to assume or pay pursuant to the terms hereof, or (iv) for which Seller is responsible for paying or releasing at the Closing;

(c)

any liens for taxes and assessments not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business and for which any Seller has agreed to pay pursuant to the terms hereof or which have been prorated pursuant to the terms hereof;

(d)

the terms, conditions, restrictions, exceptions, reservations, limitations and other matters contained in (including any liens or security interests created by law or reserved in oil and gas leases for royalty, bonus or rental, or created to secure compliance with the terms of) the agreements, instruments and documents that create or reserve to Seller its interest in the Assets;

(e)

any obligations or duties affecting the Assets to any municipality or public authority with respect to any franchise, grant, license or permit and all applicable laws, rules, regulations and orders of any Governmental Authority (as hereinafter defined);

(f)

any (i) easements, rights-of-way, servitudes, pet tits, surface leases and other rights in respect of surface operations, pipelines, grazing, hunting, lodging, canals, ditches, reservoirs or the like, and (ii) easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other similar rights-of-way on, over or in respect of property owned or leased by Seller or over which Seller owns rights-of-way, easements, permits or licenses, to the extent that same do not materially interfere with the oil and gas operations to be conducted on the Assets;

(g)

all lessors' royalties, overriding royalties, net profits interests, carried interests, production payments, reversionary interests and other burdens on or deductions from the proceeds of production created or in existence as of the Effective Time, whether recorded or unrecorded, provided that such matters do not operate to reduce the Net Revenue Interests of Seller below those set forth in Exhibits B and B-1 or increase the Working Interests of Seller above those set forth in Exhibits B and B-1 without a corresponding increase in the Net Revenue Interests;

(h)

preferential rights to purchase or similar agreements with respect to which (i) waivers or consents are obtained from the appropriate parties for the transaction contemplated hereby, or (ii) required notices have been given for the transaction contemplated hereby to the holders of such rights and the appropriate period for asserting such rights has expired without an exercise of such rights;

(i)

required Third Party consents to assignments or similar agreements with respect to which (i) waivers or consents are obtained from the appropriate parties for the transaction contemplated hereby in Section 4.07, or (ii) required notices have been given for the transaction contemplated hereby to the holders of such rights and the appropriate period for asserting such rights has expired without an exercise of such rights;

(j)

all rights to consent by, required notices to, filings with, or other actions by Governmental Authorities in connection with the sale or conveyance of oil and gas leases or interests therein that are customarily obtained subsequent to such sale or conveyance;

(k)

production sales contracts; division orders; contracts for sale, purchase, exchange, refining or processing of Hydrocarbons; unitization and pooling designations, declarations, orders and agreements; operating agreements; agreements of development; area of mutual interest agreements; gas balancing or deferred production agreements; processing agreements; plant agreements; pipeline, gathering and transportation agreements; injection, repressuring and recycling agreements; carbon dioxide purchase or sale agreements; salt water or other disposal agreements; seismic or geophysical permits or agreements; and any and all other agreements that have terms that are ordinary and customary to the oil, gas, sulphur and other mineral exploration, development, processing or extraction business or in the business of processing of gas and gas condensate production for the extraction of products therefrom, to the extent the same do not reduce the Net Revenue Interests of Seller below those set forth in Exhibits B and B-1 or increase the Working Interests of Seller above those set forth in Exhibits B and B-1 without a corresponding increase in the Net Revenue Interest;

(l)

rights reserved to or vested in any Governmental Authority to control or regulate any of the Assets and the applicable laws, rules, and regulations of such Governmental Authorities; and

(m)

all title defects and title irregularities affecting the Assets which individually or in the aggregate (i) do not operate to (A) reduce the Net Revenue Interest of Seller, (B) increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the Working Interests of Seller, or (C) otherwise interfere materially with the operation, value or use of the Assets, or (ii) operate to increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the Working Interest of Seller, so long as there is a proportionate increase in Seller's Net Revenue Interest.

Section 4.06

Preferential Rights To Purchase. Seller shall use all reasonable efforts, but without any obligation to incur any cost or expense in connection therewith (other than de minimis amounts), to comply with all preferential right to purchase provisions relative to any Asset prior to Closing. Prior to the Closing, Seller shall notify Buyer of the existence of any preferential purchase rights and if any preferential purchase rights are exercised or if the requisite period has elapsed without said rights having been exercised. If a Third Party who has been offered an interest in any Asset pursuant to a preferential right to purchase elects prior to the Closing to purchase all or part of such Asset pursuant to the aforesaid offer, the interest or part thereof so affected will be eliminated from the Assets and the Purchase Price shall be reduced by the Allocated Value of such Asset as paid by such Third Party. Otherwise, the interest offered as aforesaid shall be conveyed to Buyer at the Closing subject to any preferential right to purchase of any Third Party for which notice has been given but the time period for response by the holder of such preferential right extends beyond the Closing and Buyer shall assume all duties, obligations and liabilities arising from such preferential right to purchase. Without limiting the foregoing, if any such Third Party elects to purchase all or a part of an interest in any Asset subject to a preferential right to purchase after the Closing Date, Buyer shall be obligated to convey said interest to such Third Party and shall be entitled to the consideration for the sale of such interest or part thereof.

Section 4.07

Consents to Assignment. Seller shall use all reasonable efforts to obtain all necessary consents from third parties to assign the Assets prior to Closing (other than governmental approvals that are customarily obtained after Closing) and Buyer shall assist Seller with such efforts. To the extent such consents are not obtained prior to Closing and would render the assignment of some or all of the Assets void or voidable or give rise to a claim for damages as a result of the failure to obtain such consent then such failure shall constitute a Title Defect as to that portion of the Assets affected thereby. In all other cases, such unobtained consents shall not constitute Title Defects.

Section 4.08

Environmental Review.

(a)

Buyer shall have the right to conduct or cause a consultant ("Buyer's Environmental Consultant") to conduct an environmental review of the Assets prior to the expiration of the Examination Period ("Buyer's Environmental Review"). The cost and expense of Buyer's Environmental Review, if any, shall be borne solely by Buyer. The scope of work comprising Buyer's Environmental Review shall be limited to that mutually agreed in writing by Buyer and Seller prior to commencement thereof and shall not include any intrusive test or procedure without the prior written consent of Seller. Buyer shall (and shall cause Buyer's Environmental Consultant to): (i) consult with Seller before conducting any work comprising Buyer's Environmental Review, (ii) perform all such work in a safe and workmanlike manner and so as to not unreasonably interfere with Seller's operations, and (iii) comply with all applicable laws, rules, and regulations. Buyer shall be solely responsible for obtaining any Third Party consents that are required in order to perform any work comprising Buyer's Environmental Review, and Buyer shall consult with Seller prior to requesting each such Third Party consent. Seller shall have the right to have a representative or representatives accompany Buyer and Buyer's Environmental Consultant at all times during Buyer's Environmental Review, and Buyer shall give Seller notice not more than five (5) days and not less than 48 hours before any visits by Buyer or Buyer's Environmental Consultant to the Assets. With respect to any samples taken in connection with Buyer's Environmental Review, Buyer shall take split samples, providing one of each such sample, properly labeled and identified, to Seller. Buyer hereby agrees to release, defend, indemnify and hold harmless Seller from and against all claims, losses, damages, costs, expenses, causes of action and judgments of any kind or character arising out of or relating to Buyer's Environmental Review.

(b)

Unless otherwise required by applicable law, Buyer shall (and shall cause Buyer's Environmental Consultant to) treat confidentially any matters revealed by Buyer's Environmental Review and any reports or data generated from such review (the "Environmental Information"), and Buyer shall not (and shall cause Buyer's Environmental Consultant to not) disclose any Environmental Information to any Governmental Authority or other Third Party without the prior written consent of Seller. Unless otherwise required by law, Buyer may use the Environmental Information only in connection with the transactions contemplated by this Agreement. If Buyer, Buyer's Environmental Consultant, or any Third Party to whom Buyer has provided any Environmental Information become legally compelled to disclose any of the Environmental Information, Buyer shall provide Seller with prompt notice sufficiently prior to any such disclosure so as to allow Seller to file any protective order, or seek any other remedy, as it deems appropriate under the circumstances. If this Agreement is terminated prior to the Closing, Buyer shall deliver the Environmental Information to Seller, which Environmental Information shall become the sole property of Seller. Buyer shall provide copies of the Environmental Information to Seller without charge.

Section 4.09

Environmental Definitions.

(a)

Environmental Defects. For purposes of this Agreement, the term "Environmental Defect" shall mean, with respect to any given Asset, an individual environmental condition that constitutes a violation of Environmental Laws in effect as of the date of this Agreement in the jurisdiction in which such Asset is located.

(b)            Governmental Authority. For purposes of this Agreement, the term "Governmental Authority" shall mean, as to any given Asset, the United States and the state, county, city and political subdivisions in which such Asset is located and that exercises jurisdiction over such Asset, and any agency, department, board or other instrumentality thereof that exercises jurisdiction over such Asset.

(c)

Environmental Laws. For purposes of this Agreement, the term "Environmental Laws" shall mean all laws, statutes, ordinances, court decisions, rules and regulations of any Governmental Authority pertaining to health or the environment as may be interpreted by applicable court decisions or administrative orders, including, without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act, as amended, the Resources Conservation and Recovery Act, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendment and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and comparable state and local laws.

(d)

Environmental Defect Value. For purposes of this Agreement, the term "Environmental Defect Value" shall mean, with respect to any Environmental Defect, the value, as of the Closing Date, of the estimated costs and expenses to correct such Environmental Defect in the most cost effective manner reasonably available, consistent with Environmental Laws, taking into account that non-permanent remedies (such as mechanisms to contain or stabilize hazardous materials, including monitoring site conditions, natural attenuation, risk-based corrective action, institutional controls or other appropriate restrictions on the use of property, caps, dikes, encapsulation, leachate collection systems, etc.) may be the most cost effective manner reasonably available. In no event shall the Environmental Defect Value exceed the Allocated Value of the Asset(s) affected thereby.

Section 4.10

Notice of Environmental Defects,. If Buyer discovers any Environmental Defect affecting the Assets, Buyer shall notify Seller prior to the expiration of the Examination Period of such alleged Environmental Defect. To be effective, such notice must (i) be in writing, (ii) be received by Seller prior to the expiration of the Examination Period, (iii) describe the Environmental Defect in sufficient, specific detail, including, without limitation, (A) the written conclusion of Buyer's Environmental Consultants that an Environmental Defect exists, which conclusion shall be reasonably substantiated by the factual data gathered in Buyer's Environmental Review, including, without limitation, maps, reports, boring logs and field notes prepared in connection with the Environmental Review, if any, and (B) a general citation of the provisions of Environmental Laws alleged to be violated and the related facts that substantiate such violation, (iv) identify the specific Assets affected by such Environmental Defect, (v) the procedures recommended to correct the Environmental Defect, together with any related recommendations from Buyer's Environmental Consultant, and (vi) Buyer's estimate of the Environmental Defect Value, including the basis for such estimate. Any matters that may otherwise constitute Environmental Defects, but of which Seller has not been specifically notified by Buyer in accordance with the foregoing, together with any environmental matter that does not constitute an Environmental Defect, shall be deemed to have been waived by Buyer for all purposes and constitute an Assumed Obligation. Upon the receipt of such effective notice from Buyer, Seller shall have the option, but not the obligation, to (i) attempt to cure such

Environmental Defect at any time prior to the Closing, (ii) exclude the affected Asset from the sale and reduce the Purchase Price by the allocated value of such affected Asset, or (iii) not take any remedial action with respect to the alleged Environmental Defect and, if acceptable to Buyer, indemnify Buyer pursuant to Section 12.05 against all costs which Buyer may incur in connection with same.

Section 4.11

Remedies for Environmental Defects.

(a)

If any Environmental Defect described in a notice delivered in accordance with Section 4.11 is not cured on or before the Closing and Seller has not elected to indemnify Buyer pursuant to Section 4.10, then the Purchase Price shall be reduced, subject to Section 4.13, by the Environmental Defect Value of such Environmental Defect as agreed by the Parties acting reasonably.

(b)

If Buyer and Seller have not agreed as to the validity of any asserted Environmental Defect, or if the Parties have not agreed on the Environmental Defect Value therefor, on or before three (3) business days prior to the Closing Date Seller shall be entitled to (i) exclude such Affected Property from the Assets and shall proceed to Closing reducing the Purchase Price by the Allocated Value of such excluded Asset, or, if Buyer agrees (ii) indemnify Buyer pursuant to Section 4.10 and proceed to Closing without excluding such Affected Property from the Assets and without reducing the Purchase Price by the Allocated Value of such affected Asset.

Section 4.12          Limitation of Remedies for Title and Environmental Defects.

Notwithstanding anything to the contrary contained in Section 4.04 or 4.1, if the value of the aggregate Title Defects, as determined herein, does not exceed $100,000, or if the value of the aggregate Environmental Defects, as determined pursuant to Section 4.11 or Section 14.03, does not exceed $100,000, then no adjustment to the Purchase Price shall be made for such Title Defects or Environmental Defects.

ARTICLE V
Representations and Warranties of Seller

Each respective Seller represents and warrants to Buyer for its own behalf and not jointly and severally that:

Section 5.01

Existence. To the extent a party identified as a Seller in the introductory paragraph of this Agreement is a corporation or partnership, it is duly organized and validly existing under the laws of the state set forth in such introductory paragraph for such entity. Such Sellers have full legal power, right and authority to carry on its business as such is now being conducted and as contemplated to be conducted.

Section 5.02

Legal Power. Seller has the legal power and right to enter into and perform this Agreement and the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with:

(a)     any provision of any individual Seller's articles of incorporation, by-laws, agreement of limited partnership or other governing documents;

(b)

except for any preferential purchase rights and consents to assignment, any material agreement or instrument to which Seller is a party or by which Seller is bound; or

(c)

any judgment, order, ruling or decree applicable to Seller as a party in interest or any law, rule or regulation applicable to Seller.

Section 5.03

Execution. The execution, delivery and performance of this Agreement and the transactions contemplated hereby are duly and validly authorized by all requisite partnership action on the part of Seller. This Agreement constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms.

Section 5.04

Brokers. Tristone Capital Co. has acted for or on behalf of Seller or any affiliate of Seller in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage or finder's fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Seller or any affiliate of Seller for which Buyer has or will have any liabilities or obligations (contingent or otherwise).

Section 5.05

Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or to the knowledge of Seller threatened against Seller.

Section 5.06

Suits. There is no suit, action, claim, investigation or inquiry by any person or entity or by any administrative agency or Governmental Authority and no legal, administrative or arbitration proceeding pending or, to Seller's knowledge, threatened against Seller or any affiliate of Seller or the Assets that has materially affected or will materially affect Seller's ability to consummate the transactions contemplated herein or materially affect the title to or value of the Assets.

Section 5.07

Royalties. To Seller's knowledge, all Leases are in full force and effect and all rentals, royalties and other payments due under the Subject Interests described in Exhibit A have been paid in all material respects, except those amounts in suspense.

Section 5.08

Taxes. All ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by the ownership of the Assets or the production of Hydrocarbons or the receipt of proceeds therefrom that have become due and payable have been paid in all material respects.

Section 5.09

Contracts. To Seller's knowledge, all material Contracts (i) are in full force and effect, and (ii) Seller is not in default with respect to any of its material obligations thereunder.

Section 5.10

Environmental Matters. To Seller's knowledge, Seller is not in violation of any Environmental Laws applicable to the Assets. No notice alleging such violation is pending or threatened against the Assets.

ARTICLE VI
Representations and Warranties of Buyer

Buyer represents and warrants to Seller that:

Section 6.01

Existence. Buyer is a corporation duly organized and validly existing under the laws of Colorado and is qualified to conduct business in the State of Wyoming. Buyer has full legal power, right and authority to carry on its business as such is now being conducted and as contemplated to be conducted.

Section 6.02

Legal Power. Buyer has the legal power and right to enter into and perform this Agreement and the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with:

(a)

any provision of Buyer's charter or other governing documents;

(b)

any material agreement or instrument to which Buyer is a party or by which Buyer is bound; or

(c)

any judgment, order, ruling or decree applicable to Buyer as a party in interest or any law, rule or regulation applicable to Buyer.

Section 6.03

Execution. The execution, delivery and performance of this Agreement and the transactions contemplated hereby are duly and validly authorized by all requisite [partnership] action on the part of Buyer. This Agreement constitutes the legal, valid and binding obligation of Buyer enforceable in accordance with its terms.

Section 6.04

Brokers. No broker or finder has acted for or on behalf of Buyer or any affiliate of Buyer in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage or finder's fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Buyer or any affiliate of Buyer for which Seller has or will have any liabilities or obligations (contingent or otherwise).

Section 6.05

Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or to the knowledge of Buyer threatened against Buyer or any affiliate of Buyer.

Section 6.06

Suits. There is no suit, action, claim, investigation or inquiry by any person or entity or by any administrative agency or Governmental Authority and no legal, administrative or arbitration proceeding pending or, to Buyer's knowledge, threatened against Buyer or any affiliate of Buyer that has materially affected or will materially affect Buyer's ability to consummate the transactions contemplated herein.

Section 6.07

Qualifications. Buyer is now, and after the Closing shall continue to be, qualified with all applicable Governmental Authorities to own and operate the Assets and has, and shall maintain, all necessary bonds to own and operate the Assets.

Section 6.08

Investment. Prior to entering into this Agreement, Buyer was advised by and has relied solely on its own legal, tax and other professional counsel concerning this Agreement, the Assets and the value thereof. Buyer is acquiring the Assets for its own account and not for distribution or resale in any manner that would violate any state or federal securities law, rule, regulation or order. Buyer understands and acknowledges that if any of the Assets were held to be securities, they would be restricted securities and could not be transferred without registration under applicable state and federal securities laws or the availability of an exemption from such registration.

Section 6.09

Funds. Buyer has arranged to have available by the Closing Date sufficient funds to enable Buyer to pay in full the Purchase Price as herein provided and otherwise to perform its obligations under this Agreement.

ARTICLE VII
Operation of the Assets

Section 7.01

Operation of the Assets Prior to the Closing.

(a)

From and after the date of execution of this Agreement and until the Closing, and subject to the provisions of applicable operating and other agreements, Seller shall use all reasonable efforts to operate the Assets and use its reasonable efforts to cause any other operators to operate and administer the Assets in a manner consistent with its past practices, and shall carry on its business with respect to the Assets in substantially the same manner as before execution of this Agreement.

(b)

Buyer acknowledges that Seller owns undivided interests in some or all of the Assets, and Buyer agrees that the acts or omissions of the other working interests owners shall not constitute a violation of the provisions of this Article VII, nor shall any action required by a vote of working interest owners constitute such a violation so long as Seller has voted its interests in a manner that complies with the provisions of this Article VII. To the extent that Seller is not the operator of any of the Assets, the obligations of Seller in this Article VII shall be construed to require that Seller use reasonable efforts (without being obligated to incur any expense or institute any cause of action) to cause the operator of such Assets to take such actions or render such performance within the constraints of the applicable operating agreements and other applicable agreements.

Section 7.02

Operation of the Assets After the Closing. It is expressly understood and agreed that Seller shall not be obligated to continue operating any of the Assets following the Closing and Buyer hereby assumes full responsibility for operating (or causing the operation of) all Assets following the Closing. Seller shall make its personnel available to Buyer prior to the Closing as may be reasonably necessary to assist in the transition if Buyer becomes the operator. Seller does not warrant or guarantee that Buyer will become the operator of the Assets or any portion thereof, as such matter will be controlled by the applicable joint operating agreement(s) however, Seller shall use its reasonable efforts to assist Buyer in becoming successor operator of the Subject Interests. Without implying any obligation on Seller's part to continue operating any Assets after the Closing, if Seller elects to continue to operate any Assets following the Closing at the request of Buyer or any Third Party working interest owner, due to constraints of applicable joint operating agreement(s), failure of a successor operator to take over operations or other reasonable cause, such continued operation by Seller shall be for the account of Buyer, at the sole risk, cost and expense of Buyer. Seller, as a part of the Assumed Obligations, is hereby released and indemnified by Buyer from all claims, losses, damages, costs, expenses, causes of action and judgments of any kind or character related to the election of a successor operator. Buyer shall conduct or cause to be conducted all operations on the Assets after Closing in a good and workmanlike manner and in compliance with all applicable laws, rules, regulations and agreements. Buyer acknowledges that Steve Moore, Frank Brown, William Bowen, Dustin Brown, Frances Brown and Russell Elliott (the "Employees") are currently employed in connection with the Assets and that after Closing Buyer agrees that it shall offer employment to the Employees as independent contractors on substantially the same salary as such Employees are presently employed for a period of time not less than sixty (60) days following Closing.

Section 7.03

Limitations on Liability of Operator. Notwithstanding anything to the contrary in this Article VII, Seller shall have no liability to Buyer for, and Buyer hereby agrees to release, defend, indemnify and hold harmless Seller from, the incorrect payment of delay rentals, royalties, shut-in royalties or similar payments or for any failure to pay any such payments through mistake or oversight provided that such payments relate to production months after the Effective Time. In no event shall Buyer's remedy for any Seller's breach of its obligations under this Article VII exceed the Allocated Value of the Subject Interest affected by such breach.

ARTICLE VIII
Conditions to Obligations of Seller

The obligations of Seller to consummate the transaction provided for herein are subject, at the option of Seller, to the fulfillment on or prior to the Closing Date of each of the following conditions:

Section 8.01

Representations. The representations and warranties of Buyer herein contained shall be true and correct in all material respects on the Closing Date as though made on and as of such date.

Section 8.02

Performance. Buyer shall have performed all material obligations, covenants and agreements contained in this Agreement to be performed or complied with by it at or prior to the Closing.

Section 8.03

Pending Matters. No suit, action or other proceeding shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

Section 8.04

Purchase Price. Buyer shall have delivered to Seller the Purchase Price, as the same may be adjusted hereunder, in accordance with the provisions of Article II.

Section 8.05

Execution and Delivery of the Closing Documents. Buyer shall have executed, acknowledged and delivered, as appropriate, to Seller all closing documents described in Section 10.09.

ARTICLE IX
Conditions to Obligations of Buyer

The obligations of Buyer to consummate the transaction provided for herein are subject, at the option of Buyer, to the fulfillment on or prior to the Closing Date of each of the following conditions:

Section 9.01

Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects on the Closing Date as though made on and as of such date.

Section 9.02

Performance,. Seller shall have performed all material obligations, covenants and agreements contained in this Agreement to be performed or complied with by them at or prior to the Closing.

Section 9.03

Pending Matters. No suit, action or other proceeding shall be pending or threatened that seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

Section 9.04

Execution and Delivery of the Closing Documents. Seller shall have executed, acknowledged and delivered, as appropriate, to Buyer all closing documents described in Section 10.08.

ARTICLE X

The Closing

Section 10.01

Time and Place of the Closing. If the conditions referred to in Articles VIII and IX of this Agreement have been satisfied or waived in writing, and subject to any extensions pursuant to Section 10.02, the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Palo Petroleum, Inc., whose address is 5944 Luther Lane, Suite 900, Dallas, Texas 75225, or at such place designated by Seller on February 28, 2005, as such date may be extended pursuant to Section 10.02 (the "Closing Date").

Section 10.02

Extension. The Closing Date may be extended by mutual written agreement of the Parties.

Section 10.03

Adjustments to Purchase Price at the Closing.

(a)

At the Closing, the Purchase Price shall be increased by the following amounts:

(i)

the amount as of the Effective Time of all prepaid ad valorem, property or similar taxes and assessments based upon or measured by ownership of the Assets, insofar as such prepaid taxes relate to periods of time after the Effective Time;

(ii)

an amount equal to all costs and expenses (including rentals, royalties, production and severance taxes, capital expenditures, lease operating expenses, pre-paid insurance premiums and overhead) paid by Seller that are attributable to the Assets and attributable to the period of time from and after the Effective Time;

(iii)

an amount equal to all costs and expenses paid by Seller that are attributable to the Assets and attributable to the period of time from and after the Effective Time;

(iv)

the value of all merchantable Hydrocarbons produced prior to the Effective Time but in storage above the inlet connection or upstream of the applicable sales meter on the Closing Date, if any; and

(v)

any other amount provided for in this Agreement or agreed upon by Buyer and Seller.

(b)

At the Closing, the Purchase Price shall be decreased by the following amounts:

(i)

an amount equal to all unpaid ad valorem, property, production, severance and similar taxes and assessments based upon or measured by the ownership of the Assets that are attributable to periods of time prior to the Effective Time, which amounts shall, to the extent not actually assessed, be computed based on such taxes and assessments for the preceding tax year (such amount to be prorated for the period of Seller's and Buyer's ownership before and after the Effective Time);

(ii)

an amount equal to all revenues received by Seller with respect to the Assets and attributable to Hydrocarbon produced after the Effective Time;

(iii)

an amount equal to all cash in, or attributable to, suspense accounts relative to the Assets for which Buyer has assumed responsibility under Section 12.02;

(iv)

the Allocated Value of any Subject Interest sold prior to the Closing to the holder of a preferential right pursuant to Section 4.06;

(v)

all downward Purchase Price Adjustment for Title Defects and Environmental Defects determined in accordance with Article IV; and

(vi)

any other amount provided for in this Agreement or agreed upon by Buyer and Seller.

(c)

If an aggregate net gas imbalance relative to the Subject Interests exists as of the Effective Time (a "Gas Imbalance"), the Purchase Price shall be increased if the Subject Interests are underproduced, or decreased if the Subject Interests are overproduced, by the product of (i) the amount (measured in thousand cubic feet "Mcf ') of such Gas Imbalance, and (ii) $2.00 per Mcf. All Gas Imbalances as of the Effective Time shall be listed by Seller on Schedule 10.03(c).

(d)

The adjustments described in Sections 10.03(a), (b) and (c) are hereinafter referred to as the "Purchase Price Adjustments."

Section 10.04

Pre-Closing Allocations/Statement.

(a)

Provided that the Closing occurs, appropriate adjustments shall be made between Buyer and Seller so that (i) Buyer will receive all proceeds from sales of Hydrocarbons that are produced and saved from and after the Effective Time and any other revenues arising out of the ownership or operation of the Assets from and after the Effective Time, net of all applicable production, severance, and similar taxes, and net of all costs and expenses that are incurred in the ownership or operation of the Assets from and after the Effective Time, including, without limitation, all drilling costs, all capital expenditures, all overhead charges under applicable operating or other agreements (regardless of whether Seller or an affiliate of Seller serves as operator prior to the Closing), and (ii) Seller will receive all proceeds from sales of Hydrocarbons that are produced and saved prior to the Effective Time and any other revenues arising out of the ownership or operation of the Assets prior to the Effective Time, net of all applicable production, severance, and similar taxes, and net of all costs and expenses that are incurred in the ownership or operation of the Assets prior to the Effective Time.

(b)

Not later than three (3) business days prior to the Closing Date, Seller shall prepare and deliver to Buyer for its review and modification, a statement of the estimated Purchase Price Adjustments taking into account the foregoing principles (the "Statement"). At the Closing, Buyer shall pay the Purchase Price, as adjusted by the estimated Purchase Price Adjustments reflected on the Statement.

Section 10,05

Post-Closing Adjustments to Purchase Price.

(a)

On or before ninety (90) days after the Closing Date, Seller shall prepare and deliver to Buyer a revised Statement setting forth the actual Purchase Price Adjustments. To the extent reasonably required by Seller, Buyer shall assist in the preparation of the revised Statement. Seller shall provide Buyer such data and information as Buyer may reasonably request supporting the amounts reflected on the revised Statement in order to permit Buyer to perform or cause to be performed an audit. The revised Statement shall become final and binding upon the parties on the thirtieth (30th) day following receipt thereof by Buyer (the "Final Settlement Date") unless Buyer gives written notice of its disagreement (a "Notice of Disagreement") to Seller prior to such date. Any Notice of Disagreement shall specify in detail the dollar amount, nature and basis of any disagreement so asserted. If a Notice of Disagreement is received by Seller in a timely manner, then the Parties shall resolve the Dispute evidenced by the Notice of Disagreement in accordance with Article XIV.

(b)

If the amount of the Purchase Price as set forth on the Final Statement exceeds the amount of the estimated Purchase Price paid at the Closing, then Buyer shall pay to Seller, the amount by which the Purchase Price as set forth on the Final Statement exceeds the amount of the estimated Purchase Price paid at the Closing within five (5) business days after the Final Settlement Date. If the amount of the Purchase Price as set forth on the Final Statement is less than the amount of the estimated Purchase Price paid at the Closing, then Seller shall pay to Buyer the amount by which the Purchase Price as set forth on the Final Statement is less than the amount of the estimated Purchase Price paid at the Closing within five (5) business days after the Final Settlement Date. For purposes of this Agreement, the term "Final Statement" shall mean (i) if the revised Statement becoming final pursuant to Section 10.05(a), such revised Statement,

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or (ii) upon resolution of any Dispute regarding a Notice of Disagreement, the revised Statement reflecting such resolutions, which the Parties shall issue, or cause the Independent Expert or arbitrators to issue, as applicable, following such resolution.

Section 10.06

Transfer Taxes. All sales, use or other taxes (other than taxes on gross income, net income or gross receipts) and duties, levies, recording fees or other governmental charges incurred by or imposed with respect to the property transfers undertaken pursuant to this Agreement shall be the responsibility of, and shall be paid by, Buyer.

Section 10.07

Ad Valorem and Similar Taxes. Ad valorem, property, severance and similar taxes and assessments based upon or measured by the value of the Assets shall be divided or prorated between Seller and Buyer as of the Effective Time. Seller shall retain responsibility for such taxes attributable to the period of time prior to the Effective Time and Buyer shall assume responsibility for the period of time from and after the Effective Time.

Section 10.08

Actions of Seller at the Closing.

At the Closing, Seller shall:

(a)

execute, acknowledge and deliver to Buyer the Assignments, counterpart assignments on governmental forms, and such other instruments (in form and substance mutually agreed upon by Buyer and Seller) as may be reasonably necessary to convey the Assets to Buyer;

(b)

execute, acknowledge and deliver to Buyer letters in lieu of transfer or division orders directing all purchasers of production from the Subject Interests to make payment of proceeds attributable to such production to Buyer from and after the Effective Time as reasonably requested by Buyer prior to the Closing Date;

(c)

deliver to Buyer possession of the Assets;

(d)

execute and deliver to Buyer an affidavit attesting to its non-foreign status;

(e)

deliver to Buyer appropriate change of operator forms on those Assets operated by Seller; and

(f)

execute, acknowledge and deliver any other agreements provided for herein or necessary or desirable to effectuate the transactions contemplated hereby.

Section 10.09

Actions of Buyer at the Closing.

At the Closing, Buyer shall:

(a)

deliver to Palo Petroleum, Inc., for the benefit of Seller, the Purchase Price (as adjusted pursuant to the provisions hereof and net of the Deposit) by wire transfer to an account designated in writing by Seller;

(b)

take possession of the Assets; and

(c)

execute, acknowledge and deliver the Assignments and any other agreements provided for herein or necessary or desirable to effectuate the transactions contemplated hereby.

Section 10.10

Further Cooperation.

(a)

Seller shall make the Records available to be picked up by Buyer at the offices of Seller during normal business hours within five (5) business days after the later of the Closing or the end of the Transition Period to the extent the Records are in the possession of Seller and are not subject to contractual restrictions on transferability. Seller shall have the right to retain copies of any of the Records and the rights granted under Section 15.04.

(b)

After the Closing Date, each Party, at the request of the other and without additional consideration, shall execute and deliver, or shall cause to be executed and delivered, from time to time such further instruments of conveyance and transfer and shall take such other action as the other Party may reasonably request to convey and deliver the Assets to Buyer and to accomplish the orderly transfer of the Assets to Buyer in the manner contemplated by this Agreement. After the Closing, the Parties will cooperate to have all proceeds received attributable to the Assets be paid to the proper Party hereunder and to have all expenditures to be made with respect to the Assets be made by the proper Party hereunder.

ARTICLE XI

Termination

Section 11.01

Right of Termination. This Agreement may be terminated at any time at or prior to the Closing:

(a)

by mutual written consent of the Parties;

(b)

by Seller on the Closing Date if the conditions set forth in Article VIII have not been satisfied in all material respects by Buyer or waived by Seller in writing by the Closing Date;

(c)

by Buyer on the Closing Date if the conditions set forth in Article IX have not been satisfied in all material respects by Seller or waived by Buyer in writing by the Closing Date;

(d)

by either Party if the Closing shall not have occurred on or before February 28, 2005;

(e)

by either Party if any Governmental Authority shall have issued an order, judgment or decree or taken any other action challenging, delaying, restraining, enjoining, prohibiting or invalidating the consummation of any of the transactions contemplated herein;

(f)

by either Party if (i) the aggregate amount of the Purchase Price Adjustments agreed by the Parties or otherwise finally determined pursuant to this Agreement with respect to all uncured Title Defects plus (ii) the aggregate amount of the Environmental Defect Values agreed by the Parties or otherwise finally determined pursuant to this Agreement with respect to all Environmental Defects, exceeds fifteen percent (15%) percent of the Purchase Price;

(g)

by Buyer in accordance with Section 13.03(c); or

(h)

as otherwise provided herein;

provided, however, that no Party shall have the right to terminate this Agreement pursuant to clause (b), (c), or (d) above if such Party is at such time in material breach of any provision of this Agreement.

Section 11.02

Effect of Termination. In the event that the Closing does not occur as a result of any Party exercising its right to terminate pursuant to Section 11.01, then except as set forth in Section 2.02, this Agreement shall be null and void and no Party shall have any further rights or obligations under this Agreement, except that nothing herein shall relieve any Party from any liability for any breach hereof or any liability that has accrued prior to the date of such termination.

Section 11.03

Attorneys' Fees, Etc.. If either Party to this Agreement resorts to legal proceedings to enforce this Agreement, the prevailing Party in such proceedings shall be entitled to recover all costs incurred by such Party, including reasonable attorneys' fees, in addition to any other relief to which such Party may be entitled. Notwithstanding anything to the contrary in this Agreement, in no event shall either Party be entitled to receive any punitive, indirect or consequential damages unless same are a part of a Third Party claim for which a Party is seeking indemnification hereunder.

ARTICLE XII
Obligations and Indemnification

Section 12.01

Retained Obligations. Provided that the Closing occurs, Seller hereby retains (a) all obligations and liabilities of Seller for the payment or improper payment of royalties, rentals and other similar payments under the Leases relating to the Subject Interests accruing prior to the Effective Time, (b) all obligations of Seller under the Contracts for (i) overhead charges related to periods prior to the Effective Time, and (ii) costs and expenses incurred prior to the Effective Time for goods and services provided prior to the Effective Time, and (iii) other payment obligations that accrue and become due prior to the Effective Time, (c) all liability of Seller to third parties for personal injury or death to the extent occurring prior to the Effective Time as a result of the operation of the Assets and (d) ad valorem, property, severance and similar taxes attributable to the period of time prior to the Effective Time retained by Seller under Section 10.07, (d), all litigation existing as of the Closing Date, to the extent it relates to the period of time prior to the Effective Time (collectively, the "Retained Obligations").

Section 12.02

Assumed Obligations. Provided that the Closing occurs, Buyer hereby assumes all duties, obligations and liabilities of every kind and character with respect to the Assets or the ownership or operation thereof (other than the Retained Obligations), whether attributable to periods before or after the Effective Time, including, without limitation, those arising out of (a) the terms of the Easements, Contracts, Leases, Personal Property or Subject Interests comprising part of the Assets, (b) Gas Imbalances, (c) suspense accounts, (d) ad valorem, property, severance and other similar taxes or assessments based upon or measured by the ownership of the Assets or the production therefrom, (e) the condition of the Subject Interests, regardless of whether such condition arose before or after the Effective Time, (f) obligations to properly plug and abandon or re-plug or re-abandon or remove wells, flowlines, gathering lines or other facilities, equipment or other personal property or fixtures comprising part of the Assets, (g) obligations to restore the surface of the Subject Interests and obligations to remediate or bring the Subject Interests into compliance with applicable Environmental Laws (including conducting any rernediation activities that may be required on or otherwise in connection with activities on the Subject Interests), regardless of whether such obligations or conditions or events giving rise to such obligations, arose, occurred or accrued before or after the Effective Time, and (h) any other duty, obligation, event, condition or liability assumed by Buyer under the terms of this Agreement (collectively, the "Assumed Obligations").

Section 12.03

Buyer's Indemnification. Provided that the Closing occurs, Buyer shall release, defend, indemnify and hold harmless Seller, its partners, and their respective officers, directors, employees, agents, partners, representatives, members, shareholders, affiliates, subsidiaries, successors and assigns (collectively, the "Seller Indemnitees") from and against any and all claims, damages, liabilities, losses, causes of actions, costs and expenses (including, without limitation, involving theories of negligence or strict liability and including court costs and attorneys' fees) ("Losses") as a result of, arising out of, or related to the Assumed Obligations.

Section 12.04         Seller's Indemnification - Third Party Non-environmental Claims. Provided that the Closing occurs, Seller shall release, defend, indemnify and hold harmless Buyer, its partners, and their respective officers, directors, employees, agents, representatives, members, shareholders, affiliates and subsidiaries (collectively, the "Buyer Indemnitees") from and against any and all Third Party non-environmental claims relating to Seller's ownership or operation of the Assets prior to the Effective Time or as a result of, arising out of, or related to the Retained Obligations. Provided, however, not withstanding anything to the contrary contained herein, Seller's indemnification obligation under this Section 12.04 shall only apply if Buyer has provided Seller with written notice claiming indemnification within nine (9) months of the Closing.

Section 12.05

Seller's Indemnification - Third Party Environmental Claims. Provided that the Closing occurs, Seller shall release, defend, indemnify and hold harmless Buyer, its partners, and their respective officers, directors, employees, agents, representatives, members, shareholders, affiliates and subsidiaries (collectively, the "Buyer Indemnitees") from and against any and all Third Party environmental claims relating to Seller's ownership or operation of the Assets prior to the Effective Time or as a result of, arising out of, or related to the Retained Obligations. Provided, however, not withstanding anything to the contrary contained herein, Seller's indemnification obligation under this Section 12.04 shall only apply if Buyer has provided Seller with written notice claiming indemnification within nine (9) months of the Closing.

Section 12.06

Notices and Defense of Indemnified Matters. Each Party shall promptly notify the other Party of any matter of which it becomes aware and for which it is entitled to indemnification from the other Party under this Agreement. The indemnifying Party shall be obligated to defend, at the indemnifying Party's sole expense, any litigation or other administrative or adversarial proceeding against the indemnified Party relating to any matter for which the indemnifying Party has agreed to indemnify and hold the indemnified Party harmless under this Agreement. However, the indemnified Party shall have the right to participate with the indemnifying Party in the defense of any such matter at its own expense.

ARTICLE XIII
Limitations on Representations and Warranties

Section 13.01         Disclaimers of Representations and Warranties.

The express representations and warranties of Seller contained in this Agreement are exclusive and are in lieu of all other representations and warranties, express, implied or statutory. EXCEPT FOR THE EXPRESS REPRESENTATIONS OF SELLER IN THIS AGREEMENT OR IN THE ASSIGNMENT DOCUMENTS DELIVERED HEREUNDER, BUYER ACKNOWLEDGES THAT SELLER HAS NOT MADE, AND SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND BUYER HEREBY EXPRESSLY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO (a) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES, GAS BALANCING INFORMATION OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE ASSETS, (b) THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO BUYER BY OR ON BEHALF OF SELLER, AND (c) THE ENVIRONMENTAL CONDITION OF THE ASSETS. EXCEPT FOR THE EXPRESS REPRESENTATIONS OF SELLER IN THIS AGREEMENT OR IN THE ASSIGNMENT DOCUMENTS DELIVERED HEREUNDER, SELLER EXPRESSLY DISCLAIMS AND NEGATES, AND BUYER HEREBY WAIVES, AS TO PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES CONSTITUTING A PART OF THE ASSETS (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF PURCHASERS UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (v) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM DEFECTS, WHETHER KNOWN OR UNKNOWN, (vi) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW, AND (vii) ANY IMPLIED OR EXPRESS WARRANTY REGARDING ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT, OR PROTECTION OF THE ENVIRONMENT OR HEALTH, IT BEING THE EXPRESS INTENTION OF BUYER AND SELLER THAT THE PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES INCLUDED IN THE ASSETS SHALL BE CONVEYED TO BUYER, AND BUYER SHALL ACCEPT SAME, AS IS, WHERE IS, WITH ALL FAULTS AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR AND BUYER REPRESENTS TO SELLER THAT BUYER WILL MAKE OR CAUSE TO BE MADE SUCH INSPECTIONS WITH RESPECT TO SUCH PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES AS BUYER DEEMS

APPROPRIATE. SELLER AND BUYER AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION ARE "CONSPICUOUS" DISCLAIMERS FOR THE PURPOSES OF ANY APPLICABLE LAW, RULE OR ORDER.

Section 13.02

Survival. The representations, warranties, covenants and obligations of Buyer under this Agreement shall indefinitely survive the Closing. The representations, warranties, covenants and obligations of Seller under this Agreement shall survive the Closing for a period of nine (9) months from the Closing.

Section 13.03

Casualty Loss.

(a)

Buyer shall assume all risk of loss with respect to, and any change in the condition of, the Assets from the date of this Agreement until the Closing, including with respect to the depletion of Hydrocarbons, the watering-out of any well, the collapse of casing, sand infiltration of wells, and the depreciation of personal property.

(b)

If after the date of this Agreement and prior to the Closing any part of the Assets shall be damaged or destroyed by fire or other casualty or if any part of the Assets shall be taken in condemnation or under the right of eminent domain or if proceedings for such purposes shall be pending or threatened, this Agreement shall remain in full force and effect notwithstanding any such destruction, taking or proceeding, or the threat thereof and the Parties shall proceed with the transactions contemplated by this Agreement notwithstanding such destruction or taking without reduction of the Purchase Price, but subject to Section 13.03(c).

(c)

Notwithstanding Section 13.03(a), in the event of any loss described in Section 13.03(b), at the Closing Seller shall pay to Buyer all sums paid to Seller by third parties by reason of the destruction or taking of such Assets (up to the Allocated Value thereof), including any sums paid pursuant to any policy or agreement of insurance or indemnity, and shall assign, transfer and set over unto Buyer all of the rights, title and interest of Seller in and to any claims, causes of action, unpaid proceeds or other payments from third parties, including any policy or agreement of insurance or indemnity, arising out of such destruction or taking (up to the Allocated Value thereof). Notwithstanding anything to the contrary in this Section 13.03, Seller shall not be obligated to carry or maintain, and shall have no obligation or liability to Buyer for its failure to carry or maintain, any insurance coverage with respect to any of the Assets. Notwithstanding anything to the contrary contained in this Section 13.03, should the uncompensated loss exceed five percent (5%) of the Purchase Price, Buyer shall have the option to terminate this Agreement in which event Seller shall return the Deposit to Buyer within three (3) business days after such termination.

ARTICLE XIV

Dispute Resolution

Section 14.01

General. Any and all claims, Disputes, controversies or other matters in question arising out of or relating to this Agreement, any provision hereof, the alleged breach of any such provision, or in any way relating to the subject matter of this Agreement or the relationship between the Parties created by this Agreement, involving the Parties, their affiliates and/or their respective representatives (all of which are referred to herein as "Disputes"), even though some or all of such Disputes allegedly are extra-contractual in nature, whether such Disputes sound in contract, tort, or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved solely in accordance with this Article XIV.

Section 14.02

Senior Management. If a Dispute occurs that the senior representatives of the Parties responsible for the transaction contemplated by this Agreement have been unable to settle or agree upon within a period of fifteen (15) days after such Dispute arose, Seller shall nominate and commit one of its senior officers, and Buyer shall nominate and commit one of its senior officers, to meet at a mutually agreed time and place not later than thirty (30) days after the Dispute has arisen to attempt to resolve same. If such senior management have been unable to resolve such Dispute within a period of fifteen (15) days after such meeting, or if such meeting has not occurred within forty-five (45) days following such Dispute arising, then either Party shall have the right, by written notice to the other, to resolve the Dispute (i) through the relevant Independent Expert pursuant to Section 14.03, or (ii) by arbitration in accordance with the provisions of Section 14.04.

Section 14.03

Disputes.

(a)

Each Party shall have the right to submit Disputes regarding title issues, environmental issues, or calculation of the Statement or revisions thereto, to an independent expert appointed in accordance with this Section 14.03 (each, an "Independent Expert"), who shall serve as sole arbitrator. The Independent Expert shall be appointed by mutual agreement of the Parties from among candidates with experience and expertise in the area that is the subject of such Dispute, and failing such agreement, such Independent Expert for such Dispute shall be selected in accordance with the Rules (as hereinafter defined).

(b)

Disputes to be resolved by an Independent Expert shall be resolved in accordance with mutually agreed procedures and rules and failing such agreement, in accordance with the rules and procedures of the Federal Arbitration Act. The Independent Expert shall be instructed by the Parties to resolve such Dispute as soon as reasonably practicable in light of the circumstances. The decision and award of the Independent Expert shall be binding upon the Parties as an award under the Federal Arbitration Act and final and nonappealable to the maximum extent permitted by law, and judgment thereon may be entered in a court of competent jurisdiction and enforced by any Party as a final judgment of such court.

(c)

Waiver of Certain Damages. Notwithstanding any other provision in this Agreement to the contrary, the Parties expressly agree that the arbitrators shall have absolutely no authority to award consequential, incidental, special, treble, exemplary or punitive damages of any type under any circumstances regardless of whether such damages may be available under Texas law, or any other laws, or under the Federal Arbitration Act or the Rules.

ARTICLE XV

Miscellaneous

Section 15.01

Names. As soon as reasonably possible after the Closing, but in no event later than 45 days after the Closing, Buyer shall remove the names of Seller and its affiliates, and all variations thereof, from all of the Assets and make the requisite filings with, and provide the requisite notices to, the appropriate federal, state or local agencies to place the title or other indicia of ownership, including operation of the Assets, in a name other than the name of the Seller or any of its affiliates, or any variations thereof.

Section 15.02

Taxes and Expenses. Buyer shall be liable for all sales, use, documentary, recording, stamp, transfer or similar taxes, assessments or fees arising from the transactions contemplated by this Agreement. Each Party shall be solely responsible for all expenses, including due diligence expenses, incurred by it in connection with this transaction, and neither Party shall be entitled to any reimbursement for such expenses from the other Party.

Section 15.03

Independent Investigation. Buyer represents and acknowledges that it is knowledgeable of the oil and gas business and of the usual and customary practices of producers such as Seller and that it has had (or will have prior to the Closing) access to the Assets, the officers and employees of Seller, and the books, records and files of Seller relating to the Assets, and in making the decision to enter into this Agreement and consummate the transactions contemplated hereby, Buyer has relied solely on the basis of its own independent due diligence investigation of the Assets and upon the representations and warranties made in Article V, and not on any other representations or warranties of Seller or any other person or entity.

Section 15.04

Document Retention. As used in this Section 15.04, the term "Documents" shall mean all files, documents, books, records and other data delivered to Buyer by Seller pursuant to the provisions of this Agreement (other than those that Seller has retained either the original or a copy of), including, but not limited to: financial and tax accounting records; land, title and division of interest files; contracts; engineering and well files; and books and records related to the operation of the Assets prior to the Closing Date. Buyer shall retain and preserve the Documents for a period of no less than four (4) years following the Closing Date (or for such longer period as may be required by law or governmental regulation), and shall allow Seller or its representatives to inspect the Documents at reasonable times and upon reasonable notice during regular business hours during such time period. Seller shall have the right during such period to make copies of the Documents at its expense.

Section 15.05

Entire Agreement. This Agreement, the documents to be executed hereunder, and the exhibits attached hereto constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof. No supplement, amendment, alteration, modification or waiver of this Agreement shall be binding unless executed in writing by the Parties and specifically referencing this Agreement.

Section 15.06

Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 15.07

Publicity. Neither Seller nor Buyer will issue any public announcement or press release concerning this transaction without the written consent of the other Party (except as required by law and in such case with prior written agreement between the Parties on the wording of the announcement or press release).

Section 15.08

Construction. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. The Parties acknowledge that they have participated jointly in the negotiation and drafting of this Agreement and as such the Parties agree that if an ambiguity or question of intent or interpretation arises hereunder, this Agreement shall not be construed more strictly against one Party than another on the grounds of authorship.

Section 15.09

No Third Party Beneficiaries. Except as provided in Sections 12.03 and 12.04, nothing in this Agreement shall provide any benefit to any Third Party or entitle any Third Party to any claim, cause of action, remedy or right of any kind, it being the intent of the Parties that this Agreement shall otherwise not be construed as a Third Party beneficiary contract.

Section 15.10

Assignment. Neither Party may assign or delegate any of its rights or duties hereunder without the prior written consent of the other Party and any assignment made without such consent shall be void. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors, assigns and legal representatives.

Section 15.11

Governing Law. This Agreement, other documents delivered pursuant hereto and the legal relations between the Parties shall be governed and construed in accordance with the laws of the State of Wyoming, without giving effect to principles of conflicts of laws that would result in the application of the laws of another jurisdiction. The Parties agree to venue in Federal or State Courts located in Laramie County, Wyoming.

Section 15.12

Notices. Any notice, communication, request, instruction or other document required or permitted hereunder shall be given in writing and delivered in person or sent by U.S. Mail postage prepaid, return receipt requested, overnight courier or facsimile to the addresses of Seller and Buyer set forth below. For purposes of this Agreement, Notice to or from Palo Petroleum, Inc. as provided below shall constitute notice to or from any and all other Parties constituting Seller as defined herein. Any such notice shall be effective only upon receipt.

Seller:

Palo Petroleum, Inc.

5944 Luther Lane

Suite 900

Dallas, TX 75225

Attention: Jim Graham

Buyer:

Storm Cat Energy (USA) Corporation

1550 Larimer St., No. 265

Denver, CO 80202

Attention: J. Scott Zimmerman

Either Party may, by written notice so delivered to the other Party, change its address for notice purposes hereunder.

Section 15.13

Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect and the Parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

-29_

Section 15.14 Time of the Essence. Time shall be of the essence with respect to all time periods and notice periods set forth in this Agreement.

Section 15.15 Counterpart Execution. This Agreement may be executed in any number of counterparts, and each counterpart hereof shall be effective as to each party that executes the same whether or not all of such parties execute the same counterpart. If counterparts of this Agreement are executed, the signature pages from various counterparts may be combined into one composite instrument for all purposes. All counterparts together shall constitute only one Agreement, but each counterpart shall be considered an original.

Section 15.16 Operatorship. Within five (5) business days after Closing, Seller will send out notifications of its resignation as operator for all wells Seller currently operates and is selling to Buyer pursuant to this Agreement. Seller makes no representation and/or warranty to Seller as to the transferability or assignability of operatorship of such wells but will encourage and support Buyer's efforts to assume operatorship of the Subject Interests. Buyer acknowledges that the rights and obligations associated with such wells are governed by applicable agreements and that operatorship will be determined by the terms of those agreements.

Section 15,17 Tax Deferred Exchange. Either or both Buyer and Seller may, at or before the Closing, elect to affect a tax-deferred exchange of the Assets for other qualifying properties (hereinafter collectively called the "Exchange Property") in accordance with the following:

(a)

In the event Seller makes such an election prior to the Closing, Seller may elect, by notice to Buyer delivered on or before the Closing Date, to have the Purchase Price paid to a qualified intermediary until Seller has designated the Exchange Property. The Exchange Property shall be designated by Seller and acquired by the qualified intermediary within the time periods prescribed in Section 1031(a)(3) of the Internal Revenue Code, and shall thereupon be conveyed to Seller. In the event Seller fails to designate and the qualified intermediary fails to acquire the Exchange Property within such time periods, the agency or trust shall terminate and the proceeds then held by the qualified intermediary shall be paid immediately to Seller.

(a)

In the event Buyer makes such an election prior to the Closing, Buyer may elect, by notice to Seller delivered on or before the Closing Date, to have the Assets conveyed to a qualified intermediary or an exchange accommodation titleholder (as that term is defined in Rev. Proc. 2000-37 issued effective September 15, 2000).

(b)

The rights and responsibilities of Seller, Buyer and the qualified intermediary or exchange accommodation titleholder shall be documented with such agreements containing such terms and provisions as shall be reasonably determined by Seller and Buyer to be necessary to accomplish a tax deferred exchange under Section 1031 of the Internal Revenue Code, subject, however, to the limitations on costs and liabilities of Buyer and Seller set forth below. If Seller makes a tax deferred exchange election, Buyer shall not be obligated to pay any additional costs or incur any additional obligations in the acquisition of the Assets. If Buyer makes a tax deferred exchange election, Seller shall not be obligated to pay any additional costs or incur any additional obligations in the consummation of the transactions contemplated in this Agreement. Any such tax deferred exchange election by either Party shall not affect the duties, rights or obligations of the Parties except as expressly set forth in this Section 15,17.

Should either Seller or Buyer make such an election and should the tax deferred exchange fail or be disallowed by the Internal Revenue Service for any reason, the non-electing party's sole responsibility and liability to the electing party shall be to take such actions as are required by subsections (a), (b) or (c) above and such non-electing party shall have no other responsibility or liability whatsoever to the electing party; and the electing party shall release, indemnify, defend and hold harmless the non-electing party from any responsibility or liability related to such election except for such actions as may be required by subsections (a), (b) or (c) above.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Seller and Buyer have executed and delivered this Agreement as of the date first set forth above.

SELLER:

PALO PETROLEUM, INC.

By:

Name: James P. Graham

Title:

President

PASO GASO PIPELINE, LLC

By:

Name: Patricia A. Snyder

Title:

Chief Executive Officer

Mel McClung

Tonya McClung

Matt McClung

AIRBORNE INVESTMENTS, LP

By:

Name: Joyce Logsdon

Title:

General Partner

Bernell E. Snider & Flora Snider Community Property Trust

By:

Name: Bernell E. Snider, Co-Trustee

By:

Name: Flora Snider, Co-Trustee

The Boren Community Property Trust established April 6, 2001

By:

Name: Kozell T. Boren, Co-Trustee

By:

Name: Sally Cannon Boren, Co-Trustee

Sosebee Property Company No. 2, Ltd.

By:

Name: Jack Sosebee

Title:

General Partner

Double L&S, LLC

By:

Name: Robert A. Schmidt

Title:

Member

Don Farris

Irving Dreibrodt -32-

HOUSTON: 900000.40000: 966836v11-

BUYER:

STORM CAT ENERGY (USA) CORPORATION

By:

Name:

Title:

HOUSTON: 900000.40000: 966836911-

EXHIBIT A
SUBJECT INTERESTS

A-I

HOUSTON: 900000.40000: 966836911

EXHIBIT A-1
PASO GASO PIPELINE, LLC SYSTEM

A-1-1

HOUSTON: 900000.40000: 966836v11

EXHIBIT B
WELLS AND INTERESTS AND ALLOCATED VALUES

B-l

HOUSTON: 900000.40000: 966836911

EXHIBIT B-1
NON-PDP PROPERTIES AND ALLOCATED VALUES

B-l - I

HOUSTON: 9000004OOOO: 966836v11

EXHIBIT C
ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE (this "Assignment"), effective as of 7:00 a.m. on January 1, 2005 (the "Effective Time"), is made by Palo Petroleum, Inc., a corporation, Mel McClung, Tonya McClung, Matt McClung, Airborne Investments, LP, a California limited partnership, the Bernell E. Snider & Flora Snider Community Property Trust, Kozell T. & Sally Cannon Boren as Co-Trustees of the Boren Community Property Trust, established April 6, 2001, Sosebee Property Company No. 2, Ltd., a Texas limited partnership, Double L&S, LLC, a California limited liability company, Don Farris and Irving Dreibrodt (collectively "Assignor"), to Storm Cat Energy (USA ) Corporation, a Colorado corporation ("Assignee"), whose address is 1550 Larimer Street, No. 265, Denver, Colorado 80202.

ARTICLE I
Granting and Habendum

For Ten Dollars ($10.00) and other good and valuable consideration, the receipt, and sufficiency of which are hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, convey, set over, assign and deliver unto Assignee, its successors and assigns, effective for all purposes as of the Effective Time and subject to the matters set forth herein, the Assets. The term "Assets" shall mean all of Assignor's right, title and interest in and to the following:

(a)

the leasehold estates in and to the oil, gas and mineral leases described or referred to in Exhibit A (the "Leases") and any overriding royalty interests in and to the lands covered by the leases, assignments and other documents of title described or referred to in Exhibit A, all as more specifically described in Exhibit A (collectively, the "Subject Interests," or singularly, a "Subject Interest");

(b)

all rights incident to the Subject Interests, including, without limitation, (i) all rights with respect to the use and occupation of the surface of and the subsurface depths under the Subject Interests; (ii) all rights with respect to any pooled, communitized or unitized acreage by virtue of any Subject Interest being a part thereof, including all Hydrocarbon production after the Effective Time attributable to the Subject Interests or any such pool or unit allocated to any such Subject Interest;

(c)

all easements, rights-of-way, surface leases, servitudes, permits, licenses, franchises and other estates or similar rights and privileges related to or used solely in connection with the Subject Interests ("Easements");

(d)

all personal property, equipment, fixtures, inventory and improvements located on or used solely in connection with the Subject Interests and the Easements or with the production, treatment, sale, or disposal of oil, gas or other hydrocarbons (collectively, "Hydrocarbons"), byproducts or waste produced therefrom or attributable thereto, including, without limitation, all wells located on the lands covered by the Subject Interests or on lands with which the Subject Interest have been pooled, communitized or unitized (whether producing, shut in or abandoned, and whether for production, injection or disposal), including, without limitation, the wells described in Exhibit B to the Purchase Agreement described below, wellhead equipment, pumps, pumping units, flowlines, gathering systems, piping, tanks, buildings, treatment facilities, injection facilities, disposal facilities, compression facilities, and other materials, supplies, equipment, facilities and machinery;

(a)

to the extent assignable or transferable, all contracts, agreements and other arrangements that relate to the Subject Interests, the Leases or the Easements, including, without limitation, production sales contracts, farmout agreements, operating agreements, service agreements and similar agreements (the "Contracts");

(b)

to the extent assignable or transferable, all books, records, files, muniments of title, reports and similar documents and materials that relate to the foregoing interests in the possession of, and maintained by, Assignor (the "Records");

(c)

all geological and geophysical data relating to the Subject Interests, other than such data which cannot be transferred without the consent of or payment to any Third Party; and

(d)

except for Excluded Assets, all other rights and interest in, to, under or derived from the Assets, even though the same may be improperly described in or omitted from the Exhibits. It is the express intent of the Parties that all of Seller's right, title and interest in and to any and all oil and gas properties described on Exhibits A and B be assigned to Buyer hereunder.

NOTWITHSTANDING THE FOREGOING, the Assets shall not include, and there is excepted, reserved and excluded from the assignment contemplated hereby (collectively, the "Excluded Assets"): (a) all trade credits and all accounts, instruments and general intangibles (as such terms are defined in the Texas Uniform Commercial Code) attributable to the Assets with respect to any period of time prior to the Effective Time; (b) all claims and causes of action of Assignor (i) arising from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time, (ii) arising under or with respect to any of the Contracts that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds), or (iii) with respect to any of the other Excluded Assets; (c) all rights and interests of Assignor (i) under any policy or agreement of insurance or indemnity, (ii) under any bond, or (iii) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time; (d) all Hydrocarbons produced from or attributable to the Subject Interests with respect to all periods prior to the Effective Time, together with all proceeds from the sale of such Hydrocarbons; (e) all claims of Assignor for refunds of or loss carry forwards with respect to (i) ad valorem, severance, production or any other taxes attributable to any time period prior to the Effective Time, (ii) income or franchise taxes, or (iii) any taxes attributable to the other Excluded Assets, and such other refunds, and rights thereto, for amounts paid in connection with the Assets and attributable to the period prior to the Effective Time, including refunds of amounts paid under any gas gathering or transportation agreement; (f) all amounts due or payable to Assignor as adjustments to insurance premiums related to the Assets with respect to any period prior to the Effective Time; (g) all proceeds, income, revenues, costs or expenses (and any security or other deposits made) attributable to (i) the Assets for any period prior to the Effective Time, or (ii) any other Excluded Assets; (h) all vehicles, personal computers and associated peripherals and all radio, and telephone and other communication equipment; (i) all of Assignor's proprietary computer software, technology, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (j) all of Assignor's rights and interests in geological and geophysical data which cannot be transferred without the consent of or payment to any Third Party; (k) all documents and instruments of Assignor that may be protected by an attorney-client privilege; (1) data and other information that cannot be disclosed or assigned to Assignee as a result of confidentiality or similar arrangements under agreements with persons unaffiliated with Assignor; (m) all audit rights arising under any of the Contracts or otherwise with respect to any period prior to the Effective Time or to any of the other Excluded Assets; (n) all corporate, partnership, income tax and financial records of Assignor; (p) all right, title and interest owned by Seller in the Subject Interests to the extent, and only to the extent, of a depth which is the deeper of 2,501 feet or greater below the surface of the ground or the base of the Fort Union Coal Formation.

TO HAVE AND TO HOLD the Assets, together with all and singular the rights, privileges, contracts and appurtenances, in any way appertaining or belonging thereto, unto Assignee, its successors and assigns, forever, subject to the matters set forth herein.

ARTICLE II
Special Warranty of Title

Section 2.01 Special Warranty of Title. Seller hereby agrees to warrant and defend title to the Assets solely unto Buyer against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Seller, but not otherwise; subject, however, to the Permitted Encumbrances (as such term is defined in the Purchase Agreement described below)

and the other matters set forth herein. In no event shall the foregoing warranty extend to or be enforceable by any party other than Buyer, specifically excluding Buyer's successors and assigns in all or part of the Assets.

ARTICLE III Miscellaneous

Section 3.01 Construction. The captions in this Assignment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Assignment. Assignor and Assignee acknowledge that they have participated jointly in the negotiation and drafting of this Assignment and as such they agree that if an ambiguity or question of intent or interpretation arises hereunder, this Assignment shall not be construed more strictly against one party than another on the grounds of authorship.

Section 3.02 No Third Party Beneficiaries. Nothing in this Assignment shall provide any benefit to any Third Party or entitle any thirty party to any claim, cause of action, remedy or right of any kind, it being the intent of the parties hereto that this Assignment shall otherwise not be construed as a Third Party beneficiary contract.

Section 3.03 Assignment. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 3.04 Governing Law. This Assignment, other documents delivered pursuant hereto and the legal relations between the parties hereto shall be governed and construed in accordance with the laws of the State of Wyoming, without giving effect to principles of conflicts of laws that would result in the application of the laws of another jurisdiction.

Section 3.05 Counterpart Execution. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be effective as to each party that executes the same whether or not all of such parties execute the same counterpart. If counterparts of this Assignment are executed, the signature pages from various counterparts may be combined into one composite instrument for all purposes. All counterparts together shall constitute only one Assignment, but each counterpart shall be considered an original.

Section 3.06 Recording. To facilitate the recording or filing of this Assignment, the counterpart to be recorded in a given county may contain only that portion of the exhibits that describes Assets located in that county. In addition to filing this Assignment, the parties hereto shall execute and file with the appropriate authorities, whether federal, state or local, all forms or instruments required by applicable law to effectuate the conveyance contemplated hereby. Said instruments shall be deemed to contain all of the exceptions, reservations, rights, titles and privileges set forth herein as fully as though the same were set forth in each such instrument. The interests conveyed by such separate assignments are the same, and not in addition to the Assets conveyed herein.

Section 3.07 Purchase Agreement. This Assignment is subject to all of the terms and conditions of the Purchase and Sale Agreement dated January

, 2005 by and between
Assignor and Assignee (the "Purchase Agreement").

IN WITNESS WHEREOF, this Assignment is executed by the parties on the date of their respective acknowledgments below, but shall be effective for all purposes as of the Effective Time.

PALO PETROLEUM, INC.

By:

Name:

Title:

Mel McClung

Tonya McClung

Matt McClung

AIRBORNE INVESTMENTS, LP

By:

Name:

Title:

The Bernell E. Snider & Flora Snider Community Property Trust

By:

Kozell T. & Sally Cannon Boren, as Co-Trustees of the Boren Community Property Trust, established April 6, 2001

By:

Sosebee Property Company No. 2, Ltd.

By:

Name:

Title:

HOUSTON: 900000.40000: 96683691 I

Double L&S, LLC

By:

Name:

Title:

Don Farris

Irving Dreibrodt [Insert Acknowledgments]

HOUSTON: 900000.40000: 966836v I 1

EXHIBIT C-1
ASSIGNMENT AND BILL OF SALE OF PIPELINE SYSTEM

THIS ASSIGNMENT AND BILL OF SALE (this "Assignment"), effective as of 7:00 a.m. on January 1, 2005 (the "Effective Time"), is made by Paso Gaso Pipeline, LLC, a Texas limited liability company, whose address is 5944 Luther Lane, Suite 900, Dallas, Texas 75225 to Storm Cat Energy (USA ) Corporation, a Colorado corporation ("Assignee"), whose address is 1550 Larimer St., No. 265, Denver, CO 80202.

ARTICLE I
Granting and Habendum

For Ten Dollars ($10.00) and other good and valuable consideration, the receipt, and sufficiency of which are hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, convey, set over, assign and deliver unto Assignee, its successors and assigns, effective for all purposes as of the Effective Time and subject to the matters set forth herein, the Assets. The term "Assets" shall mean all of Assignor's right, title and interest in and to the following:

(a)

the gas gathering facilities (the "System") and any and all real property owned by Assignor and associated with the System, including, but not limited to, all fee lands, leases and easements on which the System and related pipeline and other facilities are located, more particularly described in Exhibit A (collectively, the "Subject Interests");

(b)

all rights incident to the Subject Interests;

(c)

all easements, rights-of-way, surface leases, servitudes, permits, licenses, franchises and other estates or similar rights and privileges related to or used solely in connection with the Subject Interests ("Easements");

(d)

all personal property, equipment, fixtures, inventory and improvements located on or used solely in connection with the Subject Interests and the Easements, including, without limitation, meters, compression facilities, and other materials, supplies, equipment, facilities and machinery;

(e)

to the extent assignable or transferable, all contracts, agreements and other arrangements that relate to the Subject Interests, the Leases or the Easements (the "Contracts"); and

(f)

to the extent assignable or transferable, all books, records, files, muniments of title, reports and similar documents and materials that relate to the foregoing interests in the possession of, and maintained by, Assignor (the "Records").

NOTWITHSTANDING THE FOREGOING, the Assets shall not include, and there is excepted, reserved and excluded from the assignment contemplated hereby (collectively, the "Excluded Assets"): (a) all trade credits and all accounts, instruments and general intangibles (as such terms are defined in the Texas Uniform Commercial Code) attributable to the Assets with respect to any period of time prior to the Effective Time; (b) all claims and causes of action of Assignor (i) arising from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time, (ii) arising under or with respect to any of the Contracts that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds), or (iii) with respect to any of the other Excluded Assets; (c) all rights and interests of Assignor (i) under any policy or agreement of insurance or indemnity, (ii) under any bond, or (iii) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time; (d) all claims of Assignor for refunds of or loss carry forwards with respect to (i) ad valorem, severance, production or any other taxes attributable to any time period prior to the Effective Time, (ii) income or franchise taxes, or (iii) any taxes attributable to the other Excluded Assets, and such other refunds, and rights thereto, for amounts paid in connection with the Assets and attributable to the period prior to the Effective Time, including refunds of amounts paid under any gas gathering or transportation agreement; (e) all amounts due or payable to Assignor as adjustments to insurance premiums related to the Assets with respect to any period prior to the Effective Time; (f) all proceeds, income, revenues, costs or expenses (and any security or other deposits made) attributable to (i) the Assets for any period prior to the Effective Time, or (ii) any other Excluded Assets; (g) all vehicles, personal computers and associated peripherals and all radio, and telephone and other communication equipment; (h) all of Assignor's proprietary computer software, technology, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (i) all documents and instruments of Assignor that may be protected by an attorney-client privilege; (j) data and other information that cannot be disclosed or assigned to Assignee as a result of confidentiality or similar arrangements under agreements with persons unaffiliated with Assignor; (k) all audit rights arising under any of the Contracts or otherwise with respect to any period prior to the Effective Time or to any of the other Excluded Assets; and (1) all corporate, partnership, income tax and financial records of Assignor.

TO HAVE AND TO HOLD the Assets, together with all and singular the rights, privileges, contracts and appurtenances, in any way appertaining or belonging thereto, unto Assignee, its successors and assigns, forever, subject to the matters set forth herein.

ARTICLE II
Special Warranty of Title

Section 2.01 Special Warranty of Title. Seller hereby agrees to warrant and defend title to the Assets solely unto Buyer against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Seller, but not otherwise; subject, however, to the Permitted Encumbrances (as such term is defined in the Purchase Agreement described below)

and the other matters set forth herein. In no event shall the foregoing warranty extend to or be enforceable by any party other than Buyer, specifically excluding Buyer's successors and assigns in all or part of the Assets.

ARTICLE III Miscellaneous

Section 3.01 Construction. The captions in this Assignment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of

C-2-2

this Assignment. Assignor and Assignee acknowledge that they have participated jointly in the negotiation and drafting of this Assignment and as such they agree that if an ambiguity or question of intent or interpretation arises hereunder, this Assignment shall not be construed more strictly against one party than another on the grounds of authorship.

Section 3.02 No Third Party Beneficiaries. Nothing in this Assignment shall provide any benefit to any Third Party or entitle any thirty party to any claim, cause of action, remedy or right of any kind, it being the intent of the parties hereto that this Assignment shall otherwise not be construed as a Third Party beneficiary contract.

Section 3.03 Assignment. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 3.04 Governing Law,. This Assignment, other documents delivered pursuant hereto and the legal relations between the parties hereto shall be governed and construed in accordance with the laws of the State of Wyoming, without giving effect to principles of conflicts of laws that would result in the application of the laws of another jurisdiction.

Section 3.05 Counterpart Execution. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be effective as to each party that executes the same whether or not all of such parties execute the same counterpart. If counterparts of this Assignment are executed, the signature pages from various counterparts may be combined into one composite instrument for all purposes. All counterparts together shall constitute only one Assignment, but each counterpart shall be considered an original.

Section 3.06 Recording. To facilitate the recording or filing of this Assignment, the counterpart to be recorded in a given county may contain only that portion of the exhibits that describes Assets located in that county. In addition to filing this Assignment, the parties hereto shall execute and file with the appropriate authorities, whether federal, state or local, all forms or instruments required by applicable law to effectuate the conveyance contemplated hereby. Said instruments shall be deemed to contain all of the exceptions, reservations, rights, titles and privileges set forth herein as fully as though the same were set forth in each such instrument. The interests conveyed by such separate assignments are the same, and not in addition to the Assets conveyed herein.

Section 3.07 Purchase Agreement. This Assignment is subject to all of the terms and conditions of the Purchase and Sale Agreement dated January

, 2005 by and between Assignor and Assignee (the "Purchase Agreement").

C-3-3

IN WITNESS WHEREOF, this Assignment is executed by the parties on the date of their respective acknowledgments below, but shall be effective for all purposes as of the Effective

Time.

PASO GASO PIPELINE, LLC

By:

Name: Patricia A. Snyder

Title:

Chief Executive Officer

[Insert Acknowledgments]

C-4-4

SCHEDULE 1.02(1)
CONTRACTS

GRANTOR	INSTRUMENT TYPE	DATE	COUNTY	STATE	GRANTEE	ASSIGNMENT CONSENT NOTICE	LEGAL DESCRIPTION	REMARKS
OFFICE OF STATE LANDS & INVESTMENTS	ACCESS ROAD TEMP USE PERMIT # 0978	101112004	CAMPBELL	WY	PALO PETROLEUM	NO	W2SE SEC.36-T56N-R74W	ANNUAL RENTAL
BUREAU OF LAND MANAGEMENT	RIGHT OF WAY W-147759	911/1999	CAMPBELL	WY	PALO PETROLEUM	NO	NENE SEC.21-T56N-R74W	NO RENTAL
DORIE J. BARBE AND ADELE BARBE	SURFACE USE AGREEMENT	219/2000 AMEND 10/212000	CAMPBELL	WY	PALO PETROLEUM	NO	SWSW SEC.26-T56N-R74W S2, SWNW SEC.27-T56N-R74W NWNW, E2NW, NESW SEC.35- T56N-R74W NE SEC.33-T56N-R74W NE SEC.34-T56N-R74W S2SW, NWSW, SWNW SEC.35- T56N-R74W	ANNUAL RENTAL
BRUG LAND AND LIVESTOCK CO., INC.	SURFACE USE AGREEMENT	812011999	CAMPBELL	WY	PALO PETROLEUM	NO	S2SE SEC.26-T56N-R74W NE SEC.27-T56N-R74W AND MAIN FIELD ACCESS ROAD TRAVERSING PORTIONS OF: NW SEC.6-T55N-R73W SE, N2 SEC.26-T56N-R74W SW SEC.23-T56N-R74W	ANNUAL RENTAL
BRUG LAND AND LIVESTOCK CO., INC. AND STATE OF WYOMING	SURFACE USE AGREEMENT	111012001	CAMPBELL	WY	PRIMA OIL & GAS	NO	ALL SEC.36-T56N-R74W	ANNUAL RENTAL

Schedule 1.02(f) - 1

HOUSTON: 900000.40000: 966836911

GRANTOR	INSTRUMENT TYPE	DATE	COUNTY	STATE	GRANTEE	ASSIGNMENT CONSENT NOTICE	LEGAL DESCRIPTION	REMARKS
BRUG LAND AND LIVESTOCK CO., INC.	SURFACE LEASE (FIELD OFFICE)	9/21/2000	CAMPBELL	WY	PALO PETROLEUM	NO	PORTION OF SE SEC.15-T56N-R74W	ANNUAL RENTAL
GABRIELLE H. MANIGAULT	RIGHT OF WAY	5/312000	CAMPBELL	WY	PALO PETROLEUM	NO	SENE SEC.21-T56N-R74W	NO RENTAL
GABRIELLE H. MANIGAULT AND STATE OF WYOMING	LETTER MEMORANDUM OF AGREEMENT	11124/1999	CAMPBELL	WY	BARRETT RESOURCES	NO	ALL SEC.16-T56N-R74W	ANNUAL RENTAL
GABRIELLE H. MANIGAULT	SURFACE USE AGREEMENT	2/27/2001	CAMPBELL	WY	PALO PETROLEUM	NO	N2, SW SEC.15-T56N-R74W ALL SEC.16-T56N-R74W NE, E2NW, NWNW, NESW, SESE SEC .1 7-T56N-R74W ALL EXCEPT NENE SEC.21- T56N-R74W	ANNUAL RENTAL
OEDEKOVEN FAMILY LIVING TRUST	SURFACE USE AGREEMENT	8/27/1999	CAMPBELL	WY	PALO PETROLEUM	NO	TRACT 87 (PORTION OF NW) SEC.6-T55N-R73W	ANNUAL RENTAL
RICHARD & CONSTANCE OEDEKOVEN	SURFACE USE AGREEMENT	8/27/1999	CAMPBELL	WY	PALO PETROLEUM	NO	SEC.6: TRACT 88 (NWNW) T56N-R74W	ANNUAL RENTAL

PASO GASO PIPELINE LLC	GATHERING AGREEMENT	3/10/2003	CAMPBELL _	WY	PALO PETROLEUM	YES		TRANSPORT GAS FROM WELLHEAD TO COMPRESSOR STATIONS
WESTERN GAS RESOURCES	GAS TRANSPORTA- TION AGREEMENT	2/1/2003	CAMPBELL	WY	PALO PETROLEUM	YES		COMPRESSOR STATIONS TO THUNDER CREEK

Schedule 1.02(f) - 2

HOUSTON: 900000.40000: 966836v1 l

GRANTOR	INSTRUMENT TYPE	DATE	COUNTY	STATE	GRANTEE	ASSIGNMENT CONSENT NOTICE	LEGAL DESCRIPTION	REMARKS
THUNDER CREEK GAS SERVICES, LLC	GAS TRANSPORTA- TION AGREEMENT	8/15/2000	CAMPBELL	WY	PALO PETROLEUM	YES		THUNDER CREEK TO WYOMING INTERSTATE PIPELINE AT GLENROCK
WYOMING INTERSTATE COMPANY, LTD.	FIRM TRANSPORTA- TION SERVICE AGREEMENT	12/1/2003	CAMPBELL	WY	PALO PETROLEUM	YES		GLENROCK TO CHEYENNE
41096000
CHEYENNE PLAINS GAS PIPELINE COMPANY LLC	INTER- RUPTIBLE TRANSPORTA- TION SERVICE AGREEMENT	4/11/2003 RESTATED AS OF 9/1/2004	CAMPBELL	WY	PALO PETROLEUM	YES		CHEYENNE TO MID- COUNTINENT HUBS (ANR & PEPL)
UNIVERSAL COMPRESSION	RENTAL CONTRACT	2/3/2003	CAMPBELL	WY	PALO PETROLEUM	YES		COMPRESSOR STATION UNIT #10174
UNIVERSAL COM PRESSION	RENTAL CONTRACT	2/3/2003	CAMPBELL	WY	PALO PETROLEUM	YES		COMPRESSION STATION UNIT #10175

DEPARTMENT OF ENVIRONMENTAL QUALITY	WATER DISCHARGE PERMIT NO. WY0050059	2/7/2003	CAMPBELL	WY	PALO PETROLEUM	YES	SEC 36-BITTER CREEK, LOCATED IN SENW, NESE AND NENE OF SEC.36-T56N-R74W,
DEPARTMENT OF ENVIRONMENTAL QUALITY	WATER DISCHARGE PERMIT NO. WY0046701	10/15/2001	CAMPBELL	WY	PALO PETROLEUM	YES	SEC.16-56-74 LOCATED IN THE NENE OF SEC.20; SESW, NWSW, SENW, SENE AND SESE OF SEC.16-T56N-R74W

Schedule 1.02(f) - 3 HOUSTON: 900000.40000: 966836v I I

GRANTOR	INSTRUMENT TYPE	DATE	COUNTY	STATE	GRANTEE	ASSIGNMENT CONSENT NOTICE	LEGAL DESCRIPTION	REMARKS
DEPARTMENT OF ENVIRONMENTAL QUALITY	WATER DISCHARGE PERMIT NO. WY0047007	3115/2002	CAMPBELL	WY	_ PALO PETROLEUM	YES	SEC.16-56-74 OPTION 1, LOCATED IN SESW, NWSE, NWSE, NWNW, SWNW AND NWSW OF SEC.16-T56N-R74W
DEPARTMENT OF ENVIRONMENTAL QUALITY _	WATER DISCHARGE PERMIT NO. WY0040282	2/712000 AMENDED 12/1912000 MODIFIED 10/912001	CAMPBELL	WY	PALO PETROLEUM	YES	NESH WELLS LOCATED IN NWNW, SWSE, NWSW & SESW SEC.22-T56N-R74W AND NENE, NWNW & SENW SEC.27- T56N-R74W AND SWNW SEC.26-T56N-R74W
DEPARTMENT OF ENVIRONMENTAL QUALITY	WATER DISCHARGE PERMIT NO. WY0040291	5123/2001	CAMPBELL	WY	PALO PETROLEUM	YES	NESH WELLS LOCATED IN SWNE, NWSW, SESW, SESE SEC.27-T56N-R74W AND NENE, NWNE, NWNW, SENW, SENE, NWSE, SESE SEC.35- T56N-R74W
DEPARTMENT OF ENVIRONMENTAL QUALITY	WATER DISCHARGE PERMIT NO. WY0040673	7/12/2001	CAMPBELL	WY	PALO PETROLEUM	YES	NESH WELLS LOCATED IN NENE SEC.22-T56N-R74W
DEPARTMENT OF ENVIRONMENTAL QUALITY	WATER DISCHARGE PERMIT NO. WY0049514	10/29/2002	CAMPBELL	WY	PALO PETROLEUM	YES	SEC.34 CBM UNIT, LOCATED IN SESE SEC.28 AND SWNE SEC.34-T56N-R74W

_	JOINT OPERATING AGREEMENT	311912001	CAMPBELL	WY		NO	E2SE SEC.20-T56N-R74W	PRIMA OIL & GAS - OPERATOR
	JOINT OPERATING AGREEMENT	3/1912001	CAMPBELL	WY		NO	ALL SEC. 36-T56N-R74W	PALO PETROLEUM - OPERATOR
	JOINT OPERATING AGREEMENT	11/1/2002	CAMPBELL	WY		NO	NESW, SESW SEC.21-T56N- R74W	JM HUBER CORP - OPERATOR

Schedule 1.02(f) - 4 HOUSTON: 900000.40000: 966836v1 I

SCHEDULE 1.03
EXCLUDED ASSETS

1.

Nine (9) meter runs with full enclosures

2.

Seven (7) meter runs with partial enclosures

3.

Five (5) Barton 100/100 dry flow meters

4.

Three (3) Catco enclosed heaters

5.

One (1) 2" x 2" Honda Pump

6.

One (1) 7' x 18' homemade trailer

7.

One (1) 1999 Ford truck

8.

Personal tools, table saw, woodworking equipment

9.

Personal furniture in office trailer

1(1

All electrical cable in yard

Schedule 1.03 - I

HOUSTON: 900000.40000: 966836v1 ]

SCHEDULE 10.03(c) GAS IMBALANCES

NONE

Schedule 10.03(c) - 1

HOUSTON: 900000.40000: 966836911

EXHIBIT /A"

	BRYANT, FLORENCE E	WESTERN GAS RESOURCES / INC		R/4W SEC 34: NE14 SEC 35: SW/4NVV/4, W/2SW/4, SE/4SW/4 SURFACE TO BASE OF TERTIARY-AGE COAL, APPROX 3200 FT	1422	348	718113	320.000	160.000
	BA' BE, LAJ,4/E J & ADELE	BARRETT RESOURCES CORP 29107598 H8P		T56N R74W SEC 34: NE/4 SEC 35: SW/4NW/4, NW/2SW/4, S/2SW/4 SURFACE TO DEEPER OF 2000 FT OR BASE OF FORT UNION FM	1492		7340w	320.000	160.000
	0 H IC 74 14	MAURIC,E VV BROv'',N 02/1211994 HBP		I K /40 16: ALL ' TED FROM THE SURFACE DOWN TO 2000 FT				640.000	640.000
4	LiSA Wlsi'V'J 138610	ANTHONY C PAGEDAS	01104/19915 SUSF/ENUEU	IMN R/4W				160.000	160.000
	(SUSPENDED PER BLM)			SEC 26: N/2SE14, S/2NE/4 SURFACE TO LESSER OF 3000 FT OR BASE OF FORT UNION FM
5	USA WYW 0148158	J. B. PADONE	01/Wll Hu-	5tilv / 4W SEC 22: ALL SEC 27: ALL SURFACE OF EARTH TO 2500	1596	124	76110	1,280.000	1,280.000
6	USA WYVV 1468W	ANN TRWILLO	01112,199o riDH	DoN R74W SEC 26: SW/4SW/4, S/2SE/4 SEC 35: Ea, WNW/4, SE14NW/4, NE/4SW/4 SURFACE OF EARTH TO 2500	1596	124	/6110	wu.uuO	500,,OW
t	UsA Vv T 145148	HIGH PLAINS ASSOCIATES INC 0906/1998 SUSPENDED		I56N R74W	i	413	772291	320.000	620.000
	(SUSPENDED PER BLM)			SEC 34: NW/4, SE/4 SURFACE TO BASE OF TONGUE RIVER MEMBER OF FT. UNION FORMATION
8	USA WYW 129024	F(utstRT C. IL& u-1/0511993 HElP		i 4W	1519	213
				SEC 20: E/2SE/4				80.000	20.000
				SEC 20: NW/4, S/2NE14 LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TONGUE RIVER MEMBER OF THE FT UNION FORMATION				240.000	240.000
9A	USA VVYW-0167525	DAVID W. EAGERNESS 0'1,01,-i962 Haar		i 5iaN R74W SEC 15: W/2, N/2NE/4,SW/4 SE/4 SURFACE TO BASE OF TONGUE RIVER MEMBER OF FT. UNION FORMATION	1638	416	772292	440.000	51.046
9B	USA W-0167525	01/03/1962 HBP		SEC 15; W/2, N/2 NE/4				400.000	200.000
	E	H						1F 0.	Fr, .000
				4. 42 SL/4
11	USA WYW-139090	HIGH PLAINS ASSOCIA FES 01/0 //1996 30/06/2U09		i 5bN /4W SEC 17: NE/4, WNW/4, SE/4NW/4, NEASW/4, N/2SE/4, SE/4SE/4 SEC 21: SEJ4NW/4				480.000	480.000

EXHIBIT "A"

					ARTH TO 21.
is	USA'vVYW-lavia	HIGHPLAINSASSOCIAILS	01/04/1995	HCP	I5bNR/4W SEC 34: SW/4 LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH TO 2500 FEET				160.000	160.000
13A	USA WYW-0323689A	CAROLINE P. SHOGRIN	01/0411996	HBP	T56N R74W SEC 21: NW/4SW/4, S/2SW/4, SE/4 LIMITED IN DEPTH FROM THE SURFACE DOWN TO 2500 FEET OR TO THE BASE OF THE FT UNION COAL FORMATION, WHICHEVER IS DEEPER				280.000	1
13B	USA WYW-323689A		01/04/1996	HBP	T56N R74W SEC 21: W/2SW/4, E/2, SE/4SW/4 SURFACE TO BASE OF TONGUE RIVER MEMBER OF FT. UNION FORMATION	1638	416	772292	440.000	51.046
13C	USA WYW-0323689A		01/04/1996	HBP	T56N R74W
					SEC 21: NE/4				160.000	80.000
					SEC 26: 14/2 NE/4				80.000	401X10
14	USA WYW-149228	PRIMA UIL 6 (3AS UJMF'ANY	U1/1111999	4U/11/4009	I55N R/4Yv SEC 26: NW/4, N/2SW/4, SE14SW/4 LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH TO 2500 FEET	1572	465		280.000	280.000
15	S I A I t OF WYOMING 97-	NORMA Rust	uu11ti99i	nnP	IooNRi'vv				640.000	480.000
	00475				SEC 36: ALL LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH TO 2500 FEET
					TOTAL ACREAGE E1)				6,220 J00	5,622.092

(1) TOTAL GROSS ACREAGE ADJUSTED FOR OVERLAP ON THE FOLLOWING LEASES:

1.

FLORENCE BRYANT AND DORIE BARBE LEASES:

320 ACRES

2.

USA W-0167525 ACQUIRED FROM PENNACO AND DEVON LEASES:

400 ACRES

3.

USA W-32389A ACQUIRED FROM PRIMA, PENNACO AND DEVON LEASES:

440 ACRES

4.

EXHIBIT "A-1"

The Low Pressure Portion of the Northeast Spotted Horse Gathering System, in Campbell County, Wyoming, comprising the following:

1.

Gathering lines as described below connecting wells operated by Palo Petroleum, Inc. to the inlet of two compressor stations located in Section 22, T56N R74W and Section 35, T56N R74W, Campbell County, Wyoming, including all pipe, controllers, samplers, valves, bypasses, regulators, drops, flanges, welds, and flow control equipment installed in or upon or otherwise related to operation or maintenance of the pipelines:

MILES	PIPE SIZE	LOCATION
S16, R74W, T56N
S22, R74W, T56N
7.42	6 Inch Low Pressure PE pipe	S26, R74W, T56N
S27, R74W, T56N
S34, R74W, T56N
S35, R74W, T56N
S16, R74W, T56N
1.06	8 Inch Low Pressure PE pipe	S22, R74W, T56N
S34, R74W, T56N
S35, R74W, T56N
S22, R74W, T56N
3.82	10 Inch Low Pressure PE pipe	S26, R74W, T56N
S35, R74W, T56N

MILES	PIPE SIZE	LOCATION
S16, R74W, T56N
S21, R74W, T56N
1.16	12 Inch Low Pressure PE pipe	S22, R74W, T56N
S34, R74W, T56N
S35, R74W, T56N
2.24	16 Inch Low Pressure PE pipe	S35, R74W, T56N

1.

Two Compressor Stations listed below, including fuel meters and auxiliary equipment as well as the pipeline and fuel meter which provides fuel to each of the two compressor stations:

COMPRESSOR STATION	LOCATION
PRFC #5	S22, R74W, T56N
PRFC #6	S35, R74W, T56N

Equipment and Building Lease Agreements between EPFS (successor to Coastal Field Services Company) and Universal Compression Company (successor to KCI Compression Company, L.P.) and any existing environmental permits that pertain to the compressor stations listed above.

2.

Centralized dehydration facilities located as described below:

CENTRAL DEHYDRATION FACILITIES	LOCATION
LOCATED AT PRFC #5	S22, R74W, T56N
LOCATED AT PRFC #6	S35, R74W, T56N

4.

All easements, real property and rights of way related to items 1-3 above, including without limitation all rights of way described below or otherwise covering the routes of the NESH Low Pressure Gathering System:

GRANTOR	INSTRUMENT TYPE _	BOOK	PAGE	DATE	COUNTY	STATE	GRANTEE	ASSIGN	CONSENT NOTICE	LEGAL DESCRIPTION	REMARKS
BRUG LAND & LOVESTOCK COMPANY	RIGHT OF WAY	1671	472	8/29/2000	CAMPBELL	WY	COASTAL FIELD SERVICES COMPANY	Y	_ NONE	SE4 SEC.26-T56N-R74W NE4 SEC.27-T56N-R74W	MULTI LINE RIGHTS
BRUG LAND & LIVESTOCK COMPANY	SURFACE USE AGREEMENT	NA	NA	8/29/2000	CAMPBELL	WY	COASTAL FIELD SERVICES COMPANY	Y	_ NONE	SE4 SEC.26-T56N-R74W NE4 SEC.27-T56N-R74W	COALBED METHANE SURFA CE AGREEMENT
BRUG LAND & LIVESTOCK COMPANY	SURFACE USE AGREEMENT	NA	NA	8/20/1999	CAMPBELL	WY	PALO PETROLEUM	Y	NONE	S2SE4 SEC.26-T56N-R74W NE4 SEC.27-T56N-R74W NW4 PORTION SEC.6- T56N-R74W SEC.23, 26-T56N-R74W	ACCESS ROAD RIGHTS
BRUG LAND & LIVESTOCK COMPANY	ROAD USE PERMIT	NA	NA	5/31/2001	CAMPBELL	WY	COASTAL FIELD SERVICES COMPANY	Y	CONSENT	SW4 SEC.23-T56N-R74W E2&E2NW4 SEC.26-T56N- R74W NE4NW4 SEC.6-T56N- R74W	ROAD USE PAYMENTS: $5 PER ROD PER YEAR FOR FIRST 5 YEARS THEN REDUCES TO $3 PER ROD EACH YEAR THEREAFTER
DOUBLE E RANCH, INC.	RIGHT OF WAY	1671	547	12/13/2000	CAMPBELL	WY	COASTAL FIELD SERVICES COMPANY	Y	NONE	W2SE4 & NE4SW4 SEC.34- T56N-R74W	SINGLE LINE RIGHTS
ESTATE OF DORIE J. BARBE	RIGHT OF WAY	1671	492	5/29/2000	CAMPBELL	WY	COASTAL FIELD SERVICES COMPANY	Y	NONE	SW4 SEC.27-T56N-R74W SW4 SEC.26-T56N-R74W W2NE4 & SE4NE4 & W2 & SE4 SEC.34-T56N-R74W E2NW4 & SW4 & SW4NW4 SEC.35-T56N-R74W
DORIE J. BARBE	SURFACE USE AGREEMENT	NA	NA	2/9/2000	CAMPBELL	WY	PALO PETROLEUM	Y	NONE	SW4SW4 SEC.26-T56N- R74W S2 & SW4NW4 SEC.27- T56N-R74W NW4NW4 & E2NW4 & NE4SW4 SEC.35-T56N- R74W

	INSTRUMENT								CONSENT
GRANTOR	TYPE	BOOK	PAGE	DATE	COUNTY	STATE	GRANTEE	_ASSIGN	NOTICE	LEGAL DESCRIPTION	REMARKS
-										SW4 SEC.26-T56N-R74W
							COASTAL			S2 & SW4NW4 SEC.27-
DORIE J.	SURFACE USE	NA	NA	8/23/2000	CAMPBELL	WY	FIELD	Y	NONE	T56N-R74W	COALBED METHANE
BARBE	AGREEMENT						SERVICES			NE4SW4 & NW4SE4	ONE TIME PAYMENT
							COMPANY			SEC.28-T56N-R74W N2 & E2SE4 SEC.34-T56N-	OF $5000 FOR CMOPRESSOR SITE
										R74W W2 SEC.35-T56N-R74W	PRFC #6
COASTAL
ESTATE OF							FIELD
DORIE J.	RIGHT OF WAY	1711	143	7/312001	CAMPBELL	WY	SERVICES	Y	NONE	W2 SEC.35-T56N-R74W	MULTI LINE RIGHTS
BARBE							COMPANY
ROAD USE
							COASTAL			W2SE4 & E2SW4 SEC.26-	PAYMENTS: $5 PER
ESTATE OF	ROAD USE	NA	NA	5129/2001	CAMPBELL	WY	FIELD	Y	NONE	T56N-R74W	ROD FIRST YEAR,
DORIE J.	PERMIT						SERVICES			N2NW4 SEC.35-T56N-	THEN ANNUAL
BARBE							COMPANY			R74W	PAYMENTS OF $747 EACH YEAR ROAD IS USED
COASTAL
RICHARD L.							FIELD
OEDEKOVEN	RIGHT OF WAY	1711	138	7/2/2001	CAMPBELL	WY	SERVICES COMPANY	Y	NONE	SEC.35-T56N-R74W	MULTI LINE RIGHTS
COASTAL
RICHARD L.							FIELD
OEDEKOVEN	RIGHT OF WAY	1967	481	8129/2000	CAMPBELL	WY	SERVICES COMPANY	Y	NONE	E2 SEC.35-T56N-R74W	MULTI LINE RIGHTS
COASTAL
RICHARD L.	SURFACE USE						FIELD			SEC.35-T56N-R74W
OEDEKOVEN	AGREEMENT	NA	NA	8/27/1999	CAMPBELL	WY	SERVICES	Y	NONE	SEC.6-T55N-R74W
							COMPANY	_
COASTAL
RICHARD L.	SURFACE USE						FIELD				COALBED METHANE
OEDEKOVEN	AGREEMENT	NA	NA	8/2912000	CAMPBELL	WY	SERVICES	Y	NONE	SEC.35-T56N-R74W	SURFACE
							COMPANY				AGREEMENT
ROAD USE PAYMENTS:$5 PER
							COASTAL				ROD PER YEAR FOR
RICHARD L.	ROAD USE						FIELD		WRITTEN		FIRST 5 YEARS
OEDEKOVEN	PERMIT	NA	NA	5/31/2001	CAMPBELL	WY	SERVICES	Y	CONSENT	SEC.6-T55N-R74W	THEN REDUCES TO
							COMPANY				$3 PER ROD EACH YEAR THEREAFTER

GRANTOR	INSTRUMENT TYPE	BOOK	PAGE	DATE	COUNTY	STATE	GRANTEE	ASSIGN	CONSENT NOTICE	LEGAL DESCRIPTION	- REMARKS
BLM WYW 147759	RIGHT OF WAY	NA	NA	9/9/1999	CAMPBELL	WY	PALO PETROLEUM	Y	CONSENT REQUIRED	NE4NE4 SEC.21-T56N- R74W	ACCESS ROAD RIGHTS
BLM WYW 150631	RIGHT OF WAY	NA	NA	9128/2000	CAMPBELL	WY	COLORADO INTERSTATE GAS COMPANY	Y	CONSENT REQUIRED	NE4NE4 SEC.21-T56N- R7RW SE4SW4, SE4, NW4NE4, SE4NE4, NW4NW4, S2NW4 SEC.22-T56N- R74W
STATE OF WYOMING OFFICE OF STATE LANDS & IN- VESTMENTS	PERMIT #6518	NA	NA	7/17/2001	CAMPBELL	WY	COASTAL FIELD SERVICES COMPANY	Y	NONE	SEC.16-T56N-R74W	NO PERMIT IN FILE: APPROVAL LETTER IN FILE

EXHIBIT B

Exhibit Campbell As of	Palo Petroleum Interests B PDP Only County, Wyoming January 1, 2005 i
					_	_ _			RESV	NET GAS WORKING 'ALLOCATED
										INST	INST	VALUE, $M
SEQ	LEASE NAME	SECTION	WELLID	FIELD NAME	I RESERVOIR	OPERATOR	COUNTY	ST	CAT
3	PALO STATE	16	1-16CA	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL	WY	PDP	75.000	100.000	81.1
2	STATE	16	1-16CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL	WY	PDP	75.000	100.000'	20.2
8	STATE	16 [	1-16WA	RECLUSE (WALL COAL)	WALL COAL	PALO PETROLEUM INC	CAMPBELL	WY	PDP
11	STATE	16	2-16CA	RECLUSE (CANYON COAL)	CANYON COAL	(PALO PETROLEUM INC	CAMPBELL	WY	PDP	75.000	100.000	71.5
10	STATE	16	2-16CO	,RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL	WY	POP	75.000'	100.000	194.3
9	STATE	16	2-16WA	RECLUSE (WALL COAL)	WALL COAL	PALO PETROLEUM INC	CAMPBELL	WY	PDP	75.0001	100.0001	96.2
14	CANYON STATE I	16	3-16	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC [CAMPBELL		WY	PDP	75.000	100.000	45.1
18	COOK STATE	16	3-16	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL	WY	PDP	75.000	100.000	111.8
23	WALL STATE	16	3-16	[RECLUSE (WALL COAL)	,WALL COAL	PALO PETROLEUM INC	CAMPBELL	WY	PDP	75.000i	100.0001	9.7
19	[CANYON	16	4-16	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL	WY	PDP	75.000	100.000	35.0
13	STATE	16	4-16CO	(COOK COAL) (RECLUSE	COOK COAL	PALO PETROLEUM INC	CAMPBELL	WY	PDP	75.000 [	100.000	35.5
17	STATE	16	4-16WA	RECLUSE (WALL COAL)	WALL COAL	[PALO PETROLEUM INC [CAMPBELL		WY	POP	75.000	100.000	0.0
20	STATE	16	5-16CA	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL	WY 1	POP	75.0001	100.000	9.9
1	STATE	16	5-16CO	RECLUSE (COOK COAL)	,COOK COAL	PALO PETROLEUM INC - -	CAMPBELL	WY	POP	75.000	100.000	0.0
21	STATE	16	5-16WA	RECLUSE (WALL COAL)	WALL COAL	,PALO PETROLEUM INC	CAMPBELL	WY	POP	75.000	100.000[1]	45.9
12	STATE	16	6-16CA	[RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL	WY	POP	75.000	100.000	57.1
15	STATE	16	6-16CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL	WY	PDP	75.000	100.000	180.1
7	STATE	16	6-16WA	RECLUSE (WALL COAL)	,WALL COAL	,PALO PETROLEUM INC	!CAMPBELL	WY	POP	75.000	100.000	11.7
5	STATE	16	7-16CA	RECLUSE (CANYON COAL)	I CANYON COAL	PALO PETROLEUM INC	CAMPBELL	WY	POP	75.000	100.000	55.9
4	STATE	16	7-16CO	,RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL	WY	POP	75.000	100.000	239.9
6	STATE	16	7-16WA	RECLUSE (WALL COAL)	,WALL COAL	PALO PETROLEUM INC	CAMPBELL	WY	POP	75.000	100.000	0.0
16	STATE	16	8-16CA	RECLUSE (CANYON COAL)	LCANYON COAL	PALO PETROLEUM INC	CAMPBELL	WY	PDP	75.000	100.000	47.5
22	STATE	16	8-16CO	RECLUSE (COOK COAL)	[COOK COAL	PALO PETROLEUM INC	CAMPBELL	WY	POP	75.000	100.000	136.4
71	IN STONES THROI	20	9W-20	RECLUSE (COOK-WALL)	COOK-WALL COAL	HUBER J M CORP	!CAMPBELL	WY	POP	18.7501	25.000	47.8
69	MANIGAULT	21	11W-21	RECLUSE (COOK LOWER-WALL)	I COOK LOWER-WALL	HUBER J M CORP	CAMPBELL	WY	POP	23.101		123.6
27	FEDERAL	22	1-22CY	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL	WY	PDP	75.000	100.000	23.1
32	FEDERAL	22	1-22CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	(CAMPBELL	WY	POP	75.000	100.000	25.0
33	FEDERAL [	22	2-22CY	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL	WY	POP	75.000	100.000	16.1
37	FEDERAL	22	2-22CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL	, WY	POP	75.000	100.000	120.0
25	FEDERAL	22	3-22CY	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL	WY	POP	75.000	100.000	0.0
24	FEDERAL	22	3-22CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL	WY	POP	75.000	100.000	23.0
36	FEDERAL	22	4-22CY	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL	WY	POP	75.0001	100.0001	0.0
35	FEDERAL	22	4-22CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL	WY	POP	75.000	100 0001	23.9
39	FEDERAL	22	5-22CY	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL	WY	POP	75.000	100.000	21.5
28 26	FEDERAL -FEDERAL	22 22	5-22WA 6-22CY	RECLUSE (WALL COAL) ;RECLUSE (CANYON COAL	WALL COAL [,CANYON COAL	PALO PETROLEUM INC PALO PETROLEUM INC	CAMPBELL CAMPBELL	1[1] WY WY	POP PDP	75.000 75.000	100.0001 100.000!	0.0 143.0

LLS #976609v2 Page 1 of 2

PDP Only/19/04/2005

EXHIBIT B

Exhibit Campbell As of	Palo Petroleum Interests B - PDP Only County, Wyoming January 1 2005
SEC)	LEASE NAME	SECTION n	WELLID	FIELD NAME	RESERVOIR	OPERATOR	COUNTY		ST	RESV CAT	NET GAS] WORKING ALLOCATED
											INST	INST	VALUE, M
					__ ==- __	___________	-------------	-- -	--		- ----	---	_____
29	FEDERAL	22	6-22CO	[RECLUSE (COOK COAL)	COOK COAL	(PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000[1]	100.000	149.6
30	FEDERAL	22	7-22CY	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL		WY		75.	100.000	150.8
34	FEDERAL	22	7-22CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP PDP	75 000 [	100 000	26.7
31	FEDERAL	22	8-22CY	RECLUSE (CANYON COAL	CANYON COAL	PALO PETROLEUM INC	CAMPBELL		WY	POP	75 000	100 000i	38.5
38	FEDERAL	22	8-22CO	[RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000 [	100 000	9.6
40	FEDERAL	26	1-26CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.000	0.0
49	FEDERAL	27	1-27CY	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.000	0.0
-- 42	FEDERAL	27	1-27CO	RECLUSE (COOK COAL)	COOK COAL {	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.000	87.9
41	FEDERAL	27	2-27CO	RECLUSE (COOK COAL)	I COOK COAL	[PALO PETROLEUM INC 'CAMPBELL			WY	PDP	75.000	100.000	102.4
43	FEDERAL	27	3-27CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.000	26.9
44	FEDERAL	27	4-27CO	RECLUSE (COOK COAL)	,COOK COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.0001	31.4
			-27CO	RECLUSE COAL) (COOK	COOK COAL	LO PETROLEUM INC	CAMPBELL		WY	PDP		100.000	8.8
45 I	FEDERAL	27								n	[75]75.000.000[i] 1	100.000	.5
46	FEDERAL	27 ~	[5]7-27CO 6-27CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC PETROLEUM INC	CAMPBELL CAMPBELL		WY WY	PDP PDP	75.000	100.000	0.0
47 ~	FEDERAL	27		RECLUSE (COOK COAL) _	COOK COAL	PALO _ _				_
48	PALO FEDERAL	27	8-2700	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.0001	18.6
52	BARBE	34	1-34CA	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.000 [	50.7
50	BARBE	34	1-34	RECLUSE (COOK COAL)	!.COOK COAL	PALO PETROLEUM INC	,CAMPBELL		WY	1 PDP	75.000	100.0001	0.0
51	LBARBE	34	1-34WA	!RECLUSE (WALL COAL)	WALL COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.0001	100.0001	0.0
54	BARBE	34	2-34CA	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.0001	100.000	134.8
55	BARBE	34 1	2-34CO	[RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	(CAMPBELL		WY	PDP	75.000	100.000	72.1
53	BAR__BE 1	34	2-34WA	RECLUSE (WALL COAL)	WALL COAL	;PALO PETROLEUM INC	CAMPBELL		WY	PDP n	75.000	100.000,	62.8
6_2	FEDERAL	35 [	1-35CO	RECLUSE (COOK COAL)	I COOK COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.000	3.1
61	FEDERAL	35	2-35CO	RECLUSE (COOK COAL)	COOK COAL	(PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.000!	21.3
60	FEDERAL	35	3-35CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.000	18.7
59	FEDERAL	35	4-35CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.000	13.3
58	FEDERAL	35	5-35CO	RECLUSE (COOK COAL)	,COOK COAL	PALO PETROLEUM INC	!CAMPBELL		WY	PDP	75.000	100.000	22.3
57	FEDERAL	35	6-35CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.0001	5.2
64	BARBE	35	7-35CA	RECLUSE (CANYON COAL)	CANYON COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000,	100.000	52.2
56	BARBE	35	7-35CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.000	82.8
63	BARBE	35	7-35WA	RECLUSE (WALL COAL)	WALL COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.0001	100.000	207.1
67	BARBE	35	8-35CA	RECLUSE (CANYON COAL)	CANYON COAL	[PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	100.000	150.1
66	BARBE	35	8-35	RECLUSE (COOK COAL	COOK COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	75.000	00 000 100.000'	0.0
65	BARBE	35	8-35	RECLUSE (WALL COAL)	WALL COAL	PALO PETROLEUM INC	CAMPBELL		WY	PDP	[75]56.00.250[01]	10075.00.0000[1]	7.0
68	STATE	36	7-36CO	RECLUSE (COOK COAL)	COOK COAL	PALO PETROLEUM INC	'CAMPBELL		WY	PDP		1	30.9
											:
191	PASO GASO			RECLUSE	VARIOUS	PALO PETROLEUM INC	CAMPBELL		WY	PDP	100.000'	100.0001	950.0

LLS #976609v2 Page 2 of 2

PDP Only/19/04/2005

EXHIBIT B-l

Exhibit Values for Upside Potential Only	k(4,,		.... .....
.,.,r 71ii-Allocated 1 ERN (As RtsuuRcts Q.; -iuiuri vi .
		50.000%	37.500% 178
ACQUIRED "E'I"' A' "" )	SEC 34: NE J4		ii !Lou - I i - -co --I- - .
	SEC 35: SW14NW/4,W/2SW/4, SE14SW/4 SURFACE TO BASE bp TERTIARY-AGE COAL, APPROX 3200 FT		ol .... . ...............................
(AkBE, DORE J & ADELE BARRETT RESGE RiCE5 wnr LII1157< (ACQUlREDFROMiiBARRETT) .3333	HBP R,'4W .ioi 34 NE/4	50.000%	37.500870 Ira
	35: SW/4NW/4, NW12SW/4, S/2SW/4 SURFACE TO DEEPER OF 2000 ETIlOR BASE OF FORT UNION FM
3 STATE L. - 4 MAURICE W BROWN (ACQUIRED I-RuEl BARRco	T50N	.....
USA iiVYW 13.8616 ANTI 10 NY G PAE'`)AS 9ti	SUSPENDED SEN K/41	QO/o	75.000% 175
S' SPENDED PER km) ( ACQU I RED FROM BARRETT)	SEC 26: N -Cc ,c . SURFACE TO LE - I OF 3000 OR BASE OF FORT UNION FM		.. . FE-
			1
U (vv 01 .jNt 01. b1 FO FROM KENNEDY OIL	I 1-ltf-' T56N Nt4vv SFC 22: ALL SF C. 27: ALL - FACE OF EARTH TO 8500	oo%	I lS.000i~ 2'5
USA NNW 145855 AN TRUJILLO_		100.006%	215
	. .2 'IEJ4SW14
45148 HIGH PLAT' .5 ASSUCIA I tS INC Ull0t#l iii ,CUSPENDED PER BEM) E.Eo .._. (ACQUIRED FROM PENNACO)	SUSPENutt K14V9 CEC 34: NW/4, SE/4 SURFACE TO BASE OF TONGUE RIVER MEMBER OF FT. UNION FORMATION	.Iuu.uvu%	75.000 is ~eb
8 1St,	HtiP 'bbN R/4W		171
(ACQUIRED FROM PENNACL)	..EC 20 EI2SE/4	25.000%	18.750%
	SEC 20: NWI4, S12NE/4 LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH TO THE j BASE OF THE TONGUE RIVER MEMBER OF THE FT UNION	100.000%	75.000%
	'FORMATION		f
SA W-0167525 DAVE W. I-A E t.55 h . 2 (ACQUIRED FROM PENNACO) ,,;tAMWTOTSiSSSURFACE	HBr i E.( i4vV SEC 15: W12, N12NE/4,SW/4 SE/4 TO BASE OF TONGUE RIVER MEMBER OF FT. UNION	i ..	8.70 n % 342 . ...i. ...... . . . ..I
A-AA	FORMATION --------------		i ,i...
			"2-
9B USA W-0167525 01/03/1, AtOUiiREbPROabEvoNl" I-	HBP SEC 15' W/2 N/2 ..............................................................................................................................................		1
10 SA WY-1136	R.14VV SEC 15: S/2 NE/4, W2 SE/4		37.500%
11 USA WYW-139090 HIGH PLAINS ASSOCIATES 01/07/1996	30/06/2009 T56N R74W		oo100.000% ooo75.000% 295

LLS #976609 v2 Page 1 of 2

PALO PETROLEUM - EXHIBITS B B-1 TO PSA_v2.XLS

EXHIBIT B-1

Exhibit B ' Allocated Values for Up.sidt Potential Onlv	I_

CQUI D FROM PRIMA)	SEC 17: NE/4, N/2NW/4, SE14NW/4, NE/4SW/4, NI2SE/4, SE/4SE/4 SEC 21: SE/4NW(4 LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH TO 2500 FEET	i
lz i USA V_yYW-) 35613 HIGH PLAINS ASSOCIATES 01104/1995_	HBP ,_56N R14W _ 100u	75 00 185
(ACQUIRED FROM PRIMA) ,	SEC 34: SW/4 LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH TO 2500 FEET
13A [us?a rfAHC323659A CAROLINE P. SHOO-ON ,J1/04/1	Hto- I o6N R/4vv	3[7] 50[s]% 610
[(ACQUIRED FROM PRINA,	[s]EC 21: NW/4SW14, S/2SW/4, SE/4 _I	C
13B USA WYW-323689A 101/04/1996	LIMITED IN DEPTH FROM THE SURFACE DOWN , 2000 FEET OR TO THE BASE OF THE FT UNION COAL FORMATION, WHICHEVER IS DEEPER HBP T56N R74W	8.701%
(ACQUIRED FROM PENNACO) 13C USA VVYW-3,3689A 01104/1996 so_ _ (ACQUIRED FROM DEVON)	SEC 21: W/2SW/4, E/2, SE/4SW/4 SURFACE TO EASE OF TONGUE RIVER MEMBER OF FT. UNION FORMATION HBP 56N R74W _ us EC 21: NEJ4 50.0'C/O%	37.500%
	26: N/2 NO 4	37 500%
14 I J SA ',WW-149228 PR I OIL 8, GAa Lul AS` 99	30/11/2009 IonN 4v)/ .70555 '	75.0000/
ACQUIRED FROM PRIMA	SEC 26: NVV(4, N/2SW/4, SE14SW/4 LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH X05	I
FEET
VI- WYOMING V /-UU410 NuRMA ROSE	T561s, #vv 75,000%	56150% 574
ACQUIRED FROM PRIMA)	SEC 36 ALL LIMITED IN DEPTH FROM THE SlasEnoE oE THE EARTH TO 2500 FEET

LLS #976609 v2 PALO PETROLEUM - EXHIBITS B B-1 TO PSA,,,,v2.XLS